--------------------------------------------------------------------------------
                                                                   EXHIBIT 10.25

                        SYNDICATED TERM LOAN AGREEMENT

                                 BY AND AMONG

                              WEEKS REALTY, L.P.,
                                 AS BORROWER,

                                      AND

                  WEEKS CORPORATION, WEEKS GP HOLDINGS, INC.
                         AND WEEKS LP HOLDINGS, INC.,
                                AS GUARANTORS,

                                      AND

               EACH BANK THAT IS OR BECOMES A SIGNATORY HERETO,

                                   AS BANKS,

                                      AND

                             WACHOVIA BANK, N.A.,
                           AS ADMINISTRATIVE AGENT,

                                      AND

                          FIRST UNION NATIONAL BANK,
                             AS SYNDICATION AGENT,

                                      AND

                              NATIONSBANK, N.A.,
                            AS DOCUMENTATION AGENT


                          IN THE PRINCIPAL AMOUNT OF
                                  $85,000,000


                               DECEMBER 4, 1998


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                                           PAGE
                                                                                           ----
ARTICLE I DEFINITIONS AND CONSTRUCTION................................................        2
          1.01  Defined Terms.........................................................        2
                "Administrative Agent"................................................        2
                "Affected Bank".......................................................        2
                "Affiliate"...........................................................        2
                "Agreement"...........................................................        2
                "Annualized NOI"......................................................        2
                "Applicable Margin"...................................................        2
                "Assignee"............................................................        3
                "Assignment and Acceptance"...........................................        3
                "Authorized Signatory"................................................        3
                "Banks"...............................................................        3
                "Base Rate"...........................................................        3
                "Base Rate Tranche"...................................................        3
                "BBA".................................................................        3
                "Breakage Costs"......................................................        3
                "Breakage Period".....................................................        3
                "Capitalized Lease Obligation"........................................        3
                "Change in Control,"..................................................        3
                "Code"................................................................        4
                "Commitment"..........................................................        4
                "Commitment Share"....................................................        4
                "Consolidated Entity".................................................        5
                "Control".............................................................        5
                "Debt"................................................................        5
                "Debt Rating".........................................................        5
                "Debt Rating Table"...................................................        5
                "Default".............................................................        6
                "Development in Progress".............................................        6
                "Development in Progress Value".......................................        6
                "Direct Financing Lease"..............................................        6
                "Direct Financing Lease Value"........................................        6
                "Documentation Agent".................................................        6
                "Dollars" or "$"......................................................        6
                "Domestic Business Day"...............................................        6
                "Employee Benefit Plan"...............................................        6
                "Environmental Laws"..................................................        7
                "ERISA"...............................................................        7

               "Euro-Dollar Business Day".............................................        7
               "Federal Funds Rate"...................................................        7
               "Fixed Charges"........................................................        7
               "Fixed Charge Coverage Ratio"..........................................        7
               "Floating Rate"........................................................        7
               "Funds from Operations"................................................        7
               "Full Recourse Covenants"..............................................        8
               "GAAP".................................................................        8
               "Guaranty" or "Guarantee,".............................................        8
               "Income"...............................................................        8
               "Income Property"......................................................        8
               "Income Property Value"................................................        9
               "Indebtedness for Money Borrowed"......................................        9
               "Initial Date".........................................................        9
               "Initial Permitted Mortgage Debt"......................................        9
               "Intercompany Debt"....................................................        9
               "Interest Coverage Ratio"..............................................        9
               "Interest Expense".....................................................        9
               "Interest Period"......................................................       10
               "Interest Rate Election"...............................................       10
               "Key Executives".......................................................       10
               "Land Held for Future Development".....................................       11
               "Land Value"...........................................................       11
               "Lending Office".......................................................       11
               "Leverage Ratio".......................................................       11
               "LIBOR Rate"...........................................................       11
               "LIBOR Rate Tranche"...................................................       11
               "Lien".................................................................       11
               "Loan".................................................................       12
               "Loan Documents".......................................................       12
               "Mandate Letter".......................................................       12
               "Margin Stock".........................................................       12
               "Material Venture".....................................................       12
               "Maturity Date"........................................................       12
               "Measurement Date".....................................................       12
               "Measurement Period"...................................................       12
               "Minority Interests"...................................................       12
               "Moody's"..............................................................       12
               "Mortgage".............................................................       12
               "Mortgage Debt"........................................................       12
               "MPPAA"................................................................       12

               "Multiemployer Plan"...................................................       12
               "Non-Consolidated Subsidiary"..........................................       13
               "Non-Consolidated Subsidiary Value"....................................       13
               "Non-Consolidated Venture".............................................       13
               "Non-Consolidated Venture Value".......................................       13
               "Note".................................................................       13
               "Notes Receivable Value"...............................................       13
               "Notice of Borrowing"..................................................       13
               "Obligations"..........................................................       14
               "Operating Expenses"...................................................       14
               "Participant"..........................................................       14
               "PBGC".................................................................       14
               "Performance Pricing Determination Date"...............................       14
               "Permitted Borrowing"..................................................       15
               "Permitted Encumbrances"...............................................       15
               "Permitted Guaranties".................................................       16
               "Permitted Mortgage Debt"..............................................       17
               "Permitted Tax-Exempt Financing".......................................       17
               "Person"...............................................................       17
               "Preferred Dividends"..................................................       17
               "Prime Rate"...........................................................       18
               "Property".............................................................       18
               "Property Interest(s)".................................................       18
               "Related Parties"......................................................       18
               "Reportable Event".....................................................       18
               "Required Banks".......................................................       18
               "Restricted Investment"................................................       18
               "SEC"..................................................................       19
               "Standard and Poor's"..................................................       19
               "Subsidiary"...........................................................       19
               "Substances"...........................................................       19
               "Swing Bank"...........................................................       19
               "Swing Credit Agreement"...............................................       20
               "Syndicated Credit Agreement"..........................................       20
               "Syndicated Term Loan Guaranties"......................................       20
               "Syndication Agent"....................................................       20
               "Taxes"................................................................       20
               "Total Annualized NOI".................................................       20
               "Total Asset Value"....................................................       20
               "Total Debt"...........................................................       20
               "Total Interest Bearing Debt"..........................................       20

                "Total Secured Debt"..................................................       20
                "Total Unsecured Debt"................................................       21
                "Tranche".............................................................       21
                "Transferee"..........................................................       21
                "Unencumbered Property Value".........................................       21
          1.02  Accounting Terms and Determinations...................................       21
          1.03  References............................................................       21
          1.04  Use of Defined Terms..................................................       22
          1.05  Terminology...........................................................       22

ARTICLE II SYNDICATED TERM LOAN.......................................................       22
          2.01  Syndicated Term Loan..................................................       22
          2.02  Rate of Interest on Loan..............................................       22
          2.03  Notice of Interest Rate Elections.....................................       22
          2.04  Interest Period Presumption...........................................       23
          2.05  Funding of the Loan...................................................       24
          2.06  Interest Payments on Loan.............................................       25
          2.07  Maturity..............................................................       25
          2.08  Notes.................................................................       25
          2.09  Use of Loan Proceeds..................................................       25
          2.10  Prepayment of Loan....................................................       25
          2.11  General Provisions as to Payments.....................................       26
          2.12  Default Rate of Interest..............................................       28
          2.13  Commitment Fee........................................................       29
          2.14  Increased Costs; Illegality; Capital Adequacy.........................       29
          2.15  Calculation of Compensation to Banks;
                 Required Transfer by Banks...........................................       30

ARTICLE III THE AGENTS................................................................       31
          3.01  Appointment of Administrative Agent;
                Powers and Immunities.................................................       31
          3.02  Reliance by Administrative Agent......................................       32
          3.03  Defaults..............................................................       32
          3.04  Rights of Administrative Agent as a Bank..............................       32
          3.05  Indemnification.......................................................       33
          3.06  Consequential Damages.................................................       33
          3.07  Payee of Note Treated as Owner........................................       33
          3.08  Nonreliance on Administrative Agent and
                Other Banks...........................................................       34
          3.09  Failure to Act........................................................       34
          3.10  Resignation or Removal of Administrative Agent........................       34
          3.11  Directions to Administrative Agent....................................       35
          3.12  Appointment of Syndication Agent......................................       35

          3.13  Appointment of Documentation Agent....................................       36

ARTICLE IV CONDITIONS TO TERM LOAN....................................................       36
                  4.01  Borrower's Authority..........................................       36
                  4.02  Guarantors' Authority.........................................       36
                  4.03  Financial Statements..........................................       37
                  4.04  Certificate of Compliance.....................................       37
                  4.05  Representations and Warranties................................       37
                  4.06  Payment of Fees...............................................       37
                  4.07  Notes.........................................................       37
                  4.08  Syndicated Term Loan Guaranties...............................       37
                  4.09  Certificates of Incumbency....................................       37
                  4.10  REIT Status...................................................       37
                  4.11  Opinion of Counsel............................................       37
                  4.12  Interest Rate Election........................................       37
                  4.13  Notice of Borrowing...........................................       38
                  4.14  Intercreditor Agreement.......................................       38
                  4.15  Other Documentation...........................................       38
                  4.16  Key Executives................................................       38
                  4.17  No Material Adverse Change....................................       38
                  4.18  Full Compliance...............................................       38
                  4.19  No Default; No Claims.........................................       38
                  4.20  Debt Rating...................................................       39

ARTICLE V [THIS ARTICLE IS INTENTIONALLY OMITTED.]....................................       39

ARTICLE VI ENVIRONMENTAL MATTERS......................................................       39
                  6.01  Representations, Warranties...................................       39
                  6.02  Continued Compliance..........................................       40

ARTICLE VII REPRESENTATIONS AND WARRANTIES............................................       40
                  7.01  Related Parties...............................................       40
                  7.02  Corporate Organization........................................       40
                  7.03  Limited Partnership Organization..............................       41
                  7.04  General Partnership Organization..............................       41
                  7.05  Limited Liability Company Organization........................       41
                  7.06  Power and Authority...........................................       41
                  7.07  Enforceability................................................       41
                  7.08  Violation of Organizational Documents.........................       42
                  7.09  Conflicts.....................................................       42
                  7.10  Title.........................................................       42
                  7.11  Existence of Liens............................................       42
                  7.12  Financial Condition...........................................       42
                  7.13  Litigation....................................................       42

                  7.14  Foreign Qualifications........................................       43
                  7.15  Tax Obligations...............................................       43
                  7.16  Capital Stock.................................................       43
                  7.17  Insolvency....................................................       43
                  7.18  Margin Stock..................................................       43
                  7.19  Franchises, Licenses, Etc.....................................       44
                  7.20  ERISA.........................................................       44
                  7.21  Financial Statements..........................................       45
                  7.22  Misrepresentations............................................       45

ARTICLE VIII AFFIRMATIVE COVENANTS....................................................       45
                  8.01  Location of Records...........................................       45
                  8.02  Inspection....................................................       46
                  8.03  Financial and Other Information...............................       46
                  8.04  Governmental Obligations......................................       48
                  8.05  Insurance.....................................................       48
                  8.06  Operation of Properties, Inspection...........................       48
                  8.07  Preservation of Business......................................       49
                  8.08  Maintenance of Records........................................       49
                  8.09  Notice of Adverse Changes.....................................       49
                  8.10  Notice of Litigation..........................................       50
                  8.11  Payment of Obligations........................................       50
                  8.12  REIT Status...................................................       50
                  8.13  Compliance With Laws..........................................       50
                  8.14  Notice of Exercise of Remedies Under Mortgages................       51
                  8.15  Management....................................................       51
                  8.16  Deposit Accounts..............................................       51
                  8.17  Intercompany Transactions.....................................       51
                  8.18  Debt Rating...................................................       51

ARTICLE IX NEGATIVE COVENANTS.........................................................       51
                  9.01  Guaranties....................................................       51
                  9.02  Merger, Consolidation, etc....................................       52
                  9.03  Disposition of Assets.........................................       52
                  9.04  Judgments.....................................................       52
                  9.05  Indebtedness of Weeks Corporation and Borrower................       52
                  9.06  Indebtedness of Subsidiaries..................................       53
                  9.07  Secured Indebtedness..........................................       53
                  9.08  Indebtedness and Activities of GP Holdings
                        and LP Holdings...............................................       53
                  9.09  Dividends and Distributions...................................       54
                  9.10  Environmental Matters.........................................       54
                  9.11  Change in Control.............................................       54

                  9.12  Advances, Loans and Other Restricted
                        Investments...................................................       54
                  9.13  Liens.........................................................       55

ARTICLE X FINANCIAL COVENANTS.........................................................       55
                  10.01 Minimum Interest Coverage Ratio...............................       55
                  10.02 Minimum Fixed Charge Coverage Ratio...........................       55
                  10.03 Maximum Leverage..............................................       55
                  10.04 Maximum Unsecured Debt........................................       55
                  10.05 Maximum Secured Debt..........................................       55
                  10.06 Minimum Debt Yield............................................       55

ARTICLE XI DEFAULT....................................................................       55
                  11.01 Nonpayment of Obligations.....................................       56
                  11.02 Other Monetary Defaults.......................................       56
                  11.03 Defaults of Material Ventures.................................       56
                  11.04 Breach of Warranty or Representation..........................       56
                  11.05 Breach of Covenants...........................................       56
                  11.06 Weeks Realty Partnership Agreement
                        Defaults......................................................       57
                  11.07 Permitted Mortgage Debt Defaults..............................       57
                  11.08 Voluntary Insolvency Proceedings..............................       57
                  11.09 Involuntary Insolvency Proceedings............................       57
                  11.10 Voluntary Receivership........................................       57
                  11.11 Involuntary Receivership......................................       57
                  11.12 Assignment for the Benefit of Creditors.......................       57
                  11.13 Insolvency....................................................       58
                  11.14 Interest Rate Agreements......................................       58
                  11.15 Syndicated Term Loan Guaranties...............................       58
                  11.16 Syndicated Credit Agreement...................................       58
                  11.17 Swing Credit Agreement........................................       58

ARTICLE XII RIGHTS AND REMEDIES.......................................................       58
                  12.01 Prior to Default..............................................       58
                  12.02 Upon Default..................................................       58
                  12.03 Cure of Defaults..............................................       59
                  12.04 Costs of Collection...........................................       59
                  12.05 Setoff........................................................       60
                  12.06 Sharing of Collections........................................       60

ARTICLE XIII FEES AND EXPENSES; INDEMNIFICATION.......................................       61
                  13.01 Fees and Expenses.............................................       61
                  13.02 Administrative Agent's Operations Fee.........................       61
                  13.03 Amendment, Waiver and Prepayment Fees.........................       61

                  13.04 Indemnification...............................................       62

ARTICLE XIV MISCELLANEOUS.............................................................       62
                  14.01 Cumulative Rights; Non-waiver.................................       62
                  14.02 No Obligation to Third Parties................................       63
                  14.03 Successors and Assigns........................................       63
                  14.04 Governing Law.................................................       65
                  14.05 Survival of Obligations.......................................       66
                  14.06 Entire Agreement..............................................       66
                  14.07 Invalidity....................................................       66
                  14.08 Headings......................................................       66
                  14.09 Changes in Forms..............................................       66
                  14.10 Notices.......................................................       66
                  14.11 Amendments and Waivers........................................       68
                  14.12 Time of the Essence...........................................       69
                  14.13 Execution in Counterparts.....................................       69
                  14.14 Attorneys' Fees...............................................       69
                  14.15 Confidentiality...............................................       69
                  14.16 Representations by Banks......................................       70
                  14.17 Miscellaneous.................................................       70

                        TABLE OF EXHIBITS AND SCHEDULES
                        -------------------------------


EXHIBIT       DESCRIPTION
-------       -----------

   A          Form of Notice of Borrowing

   B          Form of Assignment and Acceptance

   C          Form of Syndicated Term Note

   D          Form of Syndicated Term Loan Guaranty

   E          Form of Certificate of Chief Financial Officer

   F          Form of Interest Rate Election



SCHEDULE      DESCRIPTION
--------      -----------

   1          Initial Permitted Mortgage Debt

   2          Commitments and Commitment Shares

 7.01         Related Parties

 9.06         Indebtedness for Money Borrowed

                        SYNDICATED TERM LOAN AGREEMENT
                        ------------------------------


     THIS SYNDICATED TERM LOAN AGREEMENT (the "AGREEMENT") is made and entered
                                               ---------
into as of December 4, 1998, by and among WEEKS REALTY, L.P., a Georgia limited partnership ("BORROWER"), WEEKS CORPORATION, a Georgia corporation ("WEEKS
              --------                                                -----
CORPORATION"), WEEKS GP HOLDINGS, INC., a Georgia corporation ("GP HOLDINGS"),
-----------                                                     -----------
WEEKS LP HOLDINGS, INC., a Georgia  corporation ("LP HOLDINGS") (Weeks
                                                  -----------
Corporation, GP Holdings and LP Holdings, collectively, "GUARANTORS," and each,
                                                         ----------
individually, a "GUARANTOR"), each Bank that is or becomes a signatory hereto
                 ---------
(collectively, "BANKS," and each, individually, a "BANK"), WACHOVIA BANK, N.A.,
                -----                              ----
a national banking association ("WACHOVIA"), in its capacity as Banks'
                                 --------
administrative agent hereunder (including any successor, "ADMINISTRATIVE
                                                          --------------
AGENT"), FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), in
-----                                                                ----
its capacity as syndication agent hereunder (including its successors,

"SYNDICATION AGENT"), and NATIONSBANK, N.A., a national banking association
 -----------------
("NATIONSBANK"), in its capacity as documentation agent hereunder (including any
 ------------
successors, "DOCUMENTATION AGENT").
             -------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Borrower desires to borrow from Banks the sum of $85,000,000 for a fixed term, on the terms and conditions set forth herein; and

     WHEREAS, Banks are willing to make a term loan to Borrower, in the principal sum of $85,000,000, on the terms and conditions set forth herein; and

     WHEREAS, Weeks Corporation is the owner of 100% of the issued and outstanding capital stock of GP Holdings and 100% of the issued and outstanding capital stock of LP Holdings; and

     WHEREAS, GP Holdings constitutes the sole general partner of Borrower, and LP Holdings holds a majority interest in Borrower as a limited partnership interest; and

     WHEREAS, the term loan will be to the direct financial interest and advantage of Guarantors, and in order to induce Banks to enter into this Agreement and to make a term loan to Borrower pursuant to its terms, Guarantors have agreed to guaranty the full and prompt payment and performance when due of the Obligations (as defined herein), to become parties to this Agreement and to become bound by the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------

     1.1  DEFINED TERMS.  In addition to those terms defined elsewhere in this
          -------------
Agreement, as used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

     "ADMINISTRATIVE AGENT" shall mean Wachovia, in its capacity as the
      --------------------
administrative agent for Banks in accordance with the appointment as administrative agent pursuant to the provisions of Article III.

     "AFFECTED BANK" shall have the meaning ascribed to such term in Section
      -------------
2.15(c).

     "AFFILIATE" of a Person shall mean any other Person which, directly and/or
      ---------
indirectly, owns or Controls, on an aggregate basis, including all beneficial ownership and ownership or Control as a trustee, guardian or other fiduciary, in excess of twenty percent (20%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors (irrespective of whether, at the time, stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) of such Person.

     "AGREEMENT" shall mean this Syndicated Term Loan Agreement, together with
      ---------
any amendments or supplements hereto and schedules or exhibits hereto.

     "ANNUALIZED NOI" shall mean, with respect to an Income Property or a
      --------------
Property subject to a Direct Financing Lease, as of any given date, the annual net operating income from the collection of rents and reimbursements according to leases in good standing, including income from property accounted for as Direct Financing Leases, after deducting all Operating Expenses, calculated by annualizing the income received and Operating Expenses incurred during the quarterly period ending most recently prior to such date, reported in accordance with GAAP. "ANNUALIZED NOI" for properties acquired by the owner thereof during
             --------------
any Measurement Period may be adjusted to reflect the actual performance of such property for the entire quarterly period irrespective of the date such property was acquired.

     "APPLICABLE MARGIN" shall mean, as of any given day, the percentage rate
      -----------------
per annum determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Administrative Agent, or lack of a Debt Rating, in effect as of such day, if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day.

     "ASSIGNEE" shall have the meaning ascribed to said term in Section
      --------
14.03(c).

     "ASSIGNMENT AND ACCEPTANCE" shall mean an Assignment and Acceptance
      -------------------------
executed in accordance with the provisions of Section 14.03(c) and in the form of Exhibit B.
   ---------

     "AUTHORIZED SIGNATORY" shall mean, with respect to a Person, such senior
      --------------------
personnel of such Person as may be duly authorized and designated in writing by such Person to execute documents, agreements and instruments, including the Loan Documents, on behalf of such Person.

     "BANKS" shall mean all Banks that are or become signatories to this
      -----
Agreement.  "BANK" means any one of such Banks.
             ----

     "BASE RATE" shall mean the higher of (a) the Prime Rate or (b) .50% per
      ---------
annum (50 basis points) plus the Federal Funds Rate.

     "BASE RATE TRANCHE" shall mean each Tranche which accrues interest at the
      -----------------
Floating Rate in accordance with Section 2.03(c).

     "BBA" shall mean the British Bankers Association.
      ---

     "BREAKAGE COSTS" shall mean, with respect to any outstanding principal
      --------------
amount of any LIBOR Rate Tranche being paid before the last day of the Interest Period therefor, such amount or amounts as shall compensate Banks for any actual loss, cost or expense incurred by Banks (but excluding lost profits) as a result of such payment being made before the last day of the Interest Period, including, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so paid for the period from the date of such payment to the last day of the Interest Period (such period herein referred to as the "BREAKAGE PERIOD") at the applicable LIBOR
                                  ---------------
Rate, less the Applicable Margin, over (b) the amount of interest (as reasonably determined by Administrative Agent) Banks would have paid on deposits in Dollars of comparable amounts for a term comparable to the Breakage Period placed with Banks by leading banks in the London interbank market.

     "CAPITALIZED LEASE OBLIGATION" shall mean that portion of any obligation of
      ----------------------------
a Person, as a lessee under a lease, which at the time would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

     "CHANGE IN CONTROL," in the case of any entity which is a partnership,
      -----------------
shall mean: (a) a change in the identity of any general partner thereof,(b) the sale of all or substantially all of its assets, or (c) its liquidation or dissolution or its adoption of any plan of liquidation or dissolution or its public announcement of its intention to liquidate or dissolve; and in the case of any entity which is a corporation, shall mean (a) any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition of beneficial ownership (as such term is defined under rules and regulations promulgated under the Securities Exchange Act of 1934, as amended) by any Person of 25% or more of the outstanding shares of all classes of equity securities of any such corporation having ordinary voting rights, other than A.R. Weeks, Jr., or any of his siblings, or any of their respective estates, or any trusts or family partnerships pursuant to which voting control of such equity securities may be exercised by A.R. Weeks, Jr. or any of his siblings, individually or as a trustee or pursuant to contractual rights, (b) the sale of all or substantially all of the assets of such entity, or (c) its liquidation or dissolution or its adoption of any plan of liquidation or dissolution or its public announcement of its intention to liquidate or dissolve. In determining the acquisition or beneficial ownership of the outstanding shares of equity securities by any individual for purposes of the definition of "CHANGE IN CONTROL" hereunder, the
                                              -----------------
term "individual" shall have the meaning ascribed to such term in Section 542(a)(2) of the Code, and an individual shall be deemed to have acquired or to have beneficial ownership of all shares that would be attributed to or treated as held by such individual for purposes of determining whether the corporation is closely held in accordance with Sections 856(a)(6) and 856(h) of the Code.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, together
      ----
with the Treasury Regulations promulgated pursuant thereto.

     "COMMITMENT" shall mean, with respect to each Bank, as of any given date,
      ----------
an amount equal to the product obtained by multiplying such Bank's Commitment Share by the outstanding principal amount of the Loan on such date. The Commitment of each Bank as in effect on the date of this Agreement and as in effect on the date of each amendment hereto shall be set forth on Schedule 2.
                                                                  ----------

     "COMMITMENT SHARE" shall mean, with respect to each Bank, the Commitment
      ----------------
Share set forth opposite such Bank's name on the signature pages hereof or on any amendment to this Agreement, or, in the case of any Bank which has made an assignment of a percentage interest in its rights and obligations under this Agreement or accepted an assignment of a percentage interest in another Bank's rights and obligations under this Agreement, in either case pursuant to an Assignment and Acceptance, such Bank's Commitment Share immediately prior to its making or accepting such assignment, plus the percentage interest purchased or minus the percentage interest sold, as the case may be, pursuant to the Assignment and Acceptance. The Commitment Share of each Bank as in effect on the date of this Agreement and as in effect on the date of each amendment hereto shall be set forth on Schedule 2.
                      ----------

     "CONSOLIDATED ENTITY" shall mean Borrower or any other entity which is
      -------------------
under the Control of either Weeks Corporation or Borrower and whose accounts are consolidated under GAAP in the financial statements of Weeks Corporation.

     "CONTROL" shall mean, with respect to any entity, the power to direct the
      -------
management and policies of such entity, directly or indirectly, whether through the ownership of voting securities or otherwise.

     "DEBT" of any Person means, at any date, without duplication, (a) all
      ----
Indebtedness for Money Borrowed owing by such Person, (b) all Capitalized Lease Obligations of such Person, (c) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, to the extent such obligations would be required, in accordance with GAAP, to be included as a liability on such Person's balance sheet, and (d) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, which Debt at the time would be required to be capitalized on the balance sheet of such Person in accordance with GAAP; provided, however, that the term Debt shall not include any such
           --------  -------
obligations to the extent such obligations have been the subject of a "legal" defeasance, a "covenant" defeasance or an "in substance" defeasance in accordance with GAAP.

     "DEBT RATING" shall mean, as of any given day, whichever is the higher of
      -----------
(a) the higher of the rating, if any, of Borrower's senior unsecured, unenhanced debt (or, if no such rating exists, its issuer credit rating, if any, for debt of such type) given by Moody's or Standard and Poor's (as such rating may change from time to time) (provided that in the event of a double or greater split
                    --------
rating, the rating immediately below the highest rating shall apply), or, if only one of them rates Borrower's senior unsecured, unenhanced debt, such rating, or (b) the higher of the rating, if any, of Weeks Corporation's senior unsecured,unenhanced debt (or, if no such rating exists, its issuer credit rating, if any, for debt of such type) given by Moody's or Standard and Poor's (as such rating may change from time to time) (provided that
                                                                   --------
in the event of a double or greater split rating, the rating immediately below the highest rating shall apply), or, if only one of them rates Weeks Corporation's senior unsecured, unenhanced debt, such rating; or, if Moody's or Standard and Poor's rates such debt of only Borrower or only Weeks Corporation but not both, the higher of such ratings of such one entity.

     "DEBT RATING TABLE" shall mean the following:
      -----------------
----------------------------------------------------------------------
  PERFORMANCE           SENIOR UNSECURED           APPLICABLE MARGIN
 PRICING LEVEL             DEBT RATING
                           S&P/MOODY'S
----------------------------------------------------------------------
       I                      Above                       0.95%
                            BBB+/Baal
----------------------------------------------------------------------
      II                    BBB+/Baa1                     1.10%
----------------------------------------------------------------------
      III                   BBB/Baa2                      1.25%
----------------------------------------------------------------------
      IV                    BBB-/Baa3                     1.45%
----------------------------------------------------------------------
       V                 Below BBB-/Baa3                  1.90%
----------------------------------------------------------------------

     "DEFAULT" shall mean any of the events or conditions described in Article
      -------
XI.

     "DEVELOPMENT IN PROGRESS" shall mean a Property that will or is intended to
      -----------------------
be income producing upon completion and that is being improved with a building which is under construction.

     "DEVELOPMENT IN PROGRESS VALUE" shall mean, with respect to a Development
      -----------------------------
in Progress, the book value of such property, including the improvements upon such property and the underlying land, all determined in accordance with GAAP.

     "DIRECT FINANCING LEASE" shall mean a lease of Property under which Weeks
      ----------------------
Corporation or a Consolidated Entity is the lessor and which is required, in accordance with GAAP, to be capitalized on the balance sheet of the lessee thereunder and classified as a long term receivable on the balance sheet of the lessor thereunder.

     "DIRECT FINANCING LEASE VALUE" shall mean, with respect to a Direct
      ----------------------------
Financing Lease, the book value of such Direct Financing Lease, determined in accordance with GAAP.

     "DOCUMENTATION AGENT" shall mean NationsBank, in its capacity as the
      -------------------
documentation agent in accordance with its appointment as documentation agent pursuant to the provisions of Article III.

     "DOLLARS" or "$" means dollars in lawful currency of the United States of
      -------      -
America.

     "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other
      ---------------------
day on which commercial banks in Georgia are authorized by law to close (including, without limitation, any day which is a federal banking holiday in the United States of America).

     "EMPLOYEE BENEFIT PLAN" shall mean any employee welfare benefit plan or any
      ---------------------
employee pension benefit plan, as those terms are defined in Section 3(1) and 3(2) of ERISA, for the benefit of the employees of Weeks Corporation or any Consolidated Entity which is a member of a controlled group or under common control with any such Person, as such terms are defined in Section 4001(a)(14) of ERISA.

     "ENVIRONMENTAL LAWS" shall mean all state, federal or local environmental
      ------------------
laws and regulations.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which
      ------------------------
dealings in Dollar deposits are carried out in the London interbank market.

     "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded
      ------------------
upward, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York, on the Domestic Business Day next succeeding such day, provided that(a) if the day for which such rate is to
                          --------
be determined is not a Domestic Business Day, the "FEDERAL FUNDS RATE" for such
                                                   ------------------
day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(b) if such rate is not so published for any day, the "FEDERAL FUNDS RATE" for
                                                       ------------------
such day shall be the average rate charged to Administrative Agent on such day on such transactions, as determined by Administrative Agent.

     "FIXED CHARGES" shall mean the sum of (a) Interest Expense, and (b)
      -------------
Preferred Dividends.

     "FIXED CHARGE COVERAGE RATIO" shall mean, as of any Measurement Date, the
      ---------------------------
ratio of Income for the Measurement Period ending on such Measurement Date to Fixed Charges for such Measurement Period.

     "FLOATING RATE" shall mean the Base Rate minus .25% per annum (25 basis
      -------------
points).

     "FUNDS FROM OPERATIONS" shall mean net income (loss) of Weeks Corporation,
      ---------------------
determined on a consolidated basis in accordance with GAAP, before deducting the
                                                            ------
portion of such net income (loss) allocable to Minority Interests, Preferred Dividends, gains (or losses) from debt restructuring and sales of income producing Property, depreciation and amortization, and after adjustments for
                                                       -----
unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect "FUNDS FROM
                                                               ----------
OPERATIONS" on the same basis.  It is acknowledged that the computation of
----------
"FUNDS FROM OPERATIONS" may be adjusted from time to time to be consistent with
----------------------
the conventions adopted by the National Association of Real Estate Investment Trusts.

     "FULL RECOURSE COVENANTS" shall mean those full recourse covenants,
      -----------------------
warranties and representations typically found in secured, non-recourse real property financing documents, including covenants and indemnities with respect to environmental matters, liability for payment of taxes, payment of rents after an event of default, fraud and similar matters.

     "GAAP" means generally accepted accounting principles applied on a basis
      ----
consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

     "GUARANTY" or "GUARANTEE," as applied to an obligation (each a "primary
      --------      ---------
obligation"), shall mean and include: (a) any guaranty, direct or indirect, in any manner, of any part or all of such primary obligation; (b) any agreement, direct or indirect, contingent or otherwise, the intended or practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such primary obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn by beneficiaries under letters of credit; and (c) any obligation, whether or not contingent, (i) to purchase any such primary obligation or any property or asset constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of such primary obligation or (B) to maintain working capital, equity capital or the net worth, cash flow, solvency or other balance sheet or income statement condition of any other person, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner or holder of any primary obligation of the ability of the primary obligor with respect to such primary obligation to make payment thereof, or (iv) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof.

     "INCOME" shall mean the net income of Weeks Corporation, determined on a
      ------
consolidated basis in accordance with GAAP, before deducting (a) Interest
                                            ------
Expense and Preferred Dividends, (b) the portion of such net income allocable to Minority Interests, (c) losses on the sale of income producing Property, (d) federal, state and local income tax, (e) depreciation and amortization, and (f) losses owing to debt restructuring, and before adding (g) gains on the sale of
                                        ------
income producing Property, and (h) gains owing to debt restructuring.

     "INCOME PROPERTY" shall mean an income producing Property which is wholly-
      ---------------
owned by Weeks Corporation or a Consolidated Entity and improved with a completed building, but which is not leased under a Direct Financing Lease.

     "INCOME PROPERTY VALUE" shall mean, with respect to any Income Property,
      ---------------------
the quotient obtained by dividing the Annualized NOI for such property by a capitalization rate of 9.50%.

     "INDEBTEDNESS FOR MONEY BORROWED" of any Person means, at any date, without
      -------------------------------
duplication, all indebtedness for money borrowed by such Person, all indebtedness evidenced by notes, bonds, debentures or similar instruments payable by such Person (secured or unsecured, full recourse or non-recourse), all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a banker's acceptance, all indebtedness of such Person issued or assumed as full or partial payment for property or services (excluding unsecured accounts payable and other unsecured obligations incurred in the ordinary and regular course of the business of such Person), all obligations of such Person for reimbursement with respect to letters of credit procured for the account of such Person as a credit enhancement for any of the foregoing, and including interest which is accrued on any such indebtedness but not paid on the original due date therefor or within any applicable cure or grace period as provided by the underlying contract for such interest.

     "INITIAL DATE" shall have the meaning ascribed to such term in Section
      ------------
2.11(c).

     "INITIAL PERMITTED MORTGAGE DEBT" shall mean those loans identified on
      -------------------------------
Schedule 1, together with all extensions, renewals, modifications and
----------
refinancings thereof.

     "INTERCOMPANY DEBT" shall mean Debt owing by Weeks Corporation or any
      -----------------
Subsidiary, on the one hand, to Weeks Corporation or another Subsidiary, on the other hand.

     "INTEREST COVERAGE RATIO" shall mean, as of any Measurement Date, the ratio
      -----------------------
of Income for the Measurement Period ending on such Measurement Date to Interest Expense for such Measurement Period.

     "INTEREST EXPENSE" shall mean, with respect to any period, an amount equal
      ----------------
to the sum of (a) the interest payable during such period with respect to Indebtedness for Money Borrowed of Weeks Corporation and the Consolidated Entities and reported as an expense in accordance with GAAP and not as a capitalized item, and (b) the interest component of Capitalized Lease Obligations of Weeks Corporation and the Consolidated Entities payable during such period.



     "INTEREST PERIOD" shall mean:
      ---------------

          (1) With respect to each LIBOR Rate Tranche, the period commencing on the effective date of the applicable Interest Rate Election and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as Borrower may elect in the applicable Interest Rate Election; provided that:
--------

               (1) any Interest Period (subject to subparagraph (iii) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (2) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to subparagraph (iii) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

               (3) no Interest Period may be selected which would end after the Maturity Date unless an Interest Period ending on the numerically corresponding day in the first month after the effective date of the applicable Interest Rate Election would otherwise end after the Maturity

          Date, in which case the Interest Period shall end on the Maturity Date; and

          (2) With respect to each Base Rate Tranche, the period commencing on the effective date of the applicable Interest Rate Election and ending on the earlier of 30 days thereafter or the Maturity Date; provided that:
                                                    --------

               (1) any Interest Period (subject to subparagraph (ii) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

               (2) no Interest Period shall end after the Maturity Date.

     "INTEREST RATE ELECTION" shall mean an election of an Interest Rate for a
      ----------------------
Tranche, in the form of Exhibit F.
                        ---------

     "KEY EXECUTIVES" shall have the meaning ascribed to such term in Section
      --------------
4.16.

     "LAND HELD FOR FUTURE DEVELOPMENT" shall mean a Property which is neither
      --------------------------------
an Income Property, nor a Development in Progress, nor a Property subject to a Direct Financing Lease.

     "LAND VALUE" shall mean the book value of Land Held for Future Development,
      ----------
determined in accordance with GAAP.

     "LENDING OFFICE" shall mean, as to each Bank, its office located at its
      --------------
address set forth on the signature pages hereof (or identified on the signatures pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to Borrower, Administrative Agent and each other Bank.

     "LEVERAGE RATIO" shall mean the ratio of Total Debt (but excluding Minority
      --------------
Interests and liabilities consisting of accruals and valuation reserves) to Total Asset Value.

     "LIBOR RATE" shall mean the prevailing London Interbank Offered Rate
      ----------
(LIBOR) for any Interest Period, as published by the BBA and reported by Dow Jones Market Services, Inc. (Page 3750) (or, in the absence or unavailability of Dow Jones Market Services, Inc. (Page 3750), as such rate is determined by any other comparable interest rate reporting service available to Administrative Agent) for the second Euro-Dollar Business Day immediately preceding the first day of the Interest Period (provided that if no prevailing London Interbank
                            --------
Offered Rate (LIBOR) for a selected Interest Period is published by BBA, such rate shall be determined by Administrative

Agent by interpolation or extrapolation with reference to the prevailing London Interbank Offered Rate (LIBOR) published by BBA for periods of shorter and/or longer durations), PLUS THE APPLICABLE MARGIN, as said rate may be adjusted by Administrative Agent from time to time as necessary to compensate Banks for any loss of yield to Banks on LIBOR Rate Tranches which would otherwise result from any change in applicable law, rules, regulations, treaties, or governmental or judicial directives, in the interpretation or administration thereof, or in Banks' compliance therewith.

     "LIBOR RATE TRANCHE" shall mean each Tranche which accrues interest at the
      ------------------
LIBOR Rate in accordance with the terms and conditions of this Agreement.

     "LIEN" shall mean, with respect to any Property Interest, any Mortgage and
      ----
any other claim of lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, attachment, garnishment, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, and whether or not choate, vested or perfected.

     "LOAN" shall mean the term loan made by Banks ratably in accordance with
      ----
their respective Commitments pursuant to Article II.

     "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Syndicated Term
      --------------
Loan Guaranties, and all other documents, agreements, certificates, and reports called for herein or executed in connection herewith or contemplated hereby, as the same may be amended from time to time.

     "MANDATE LETTER" shall mean that certain Mandate Letter dated October 8,
      --------------
1998, from Wachovia to Weeks Corporation and Borrower, outlining the proposed terms and conditions of the financing evidenced by this Agreement.

     "MARGIN STOCK" shall mean margin stock, as defined in Section 221.2(h) (or
      ------------
any successor provision) of the Regulations of the Board of Governors of the Federal Reserve System.

     "MATERIAL VENTURE" shall mean a Non-Consolidated Venture having a Non-
      ----------------
Consolidated Venture Value in excess of $10,000,000 and with respect to which Weeks Corporation or a Subsidiary, either alone or together with each other or one or more other Subsidiaries, has Control.

     "MATURITY DATE" shall mean December 31, 2001.
      -------------

     "MEASUREMENT DATE" shall mean September 30, 1998, and each December 31,
      ----------------
March 31, June 30, and September 30 thereafter.

     "MEASUREMENT PERIOD" shall mean the three (3) month period ending on a
      ------------------
Measurement Date.

     "MINORITY INTERESTS" shall mean the partnership interests in Borrower held
      ------------------
by limited partners other than LP Holdings.

     "MOODY'S" shall mean Moody's Investor Services, Inc. and its successors and
      -------
assigns succeeding to its rating agency business.

     "MORTGAGE" shall mean any mortgage, deed of trust, deed to secure debt or
      --------
other security instrument pursuant to which, under applicable law, an interest in real estate is voluntarily conveyed as security for a debt.

     "MORTGAGE DEBT" shall mean all Indebtedness for Money Borrowed which is
      -------------
secured by a Mortgage.

     "MPPAA" shall mean the Multiemployer Pension Plan Amendments Act of 1980,
      -----
amending Title IV of ERISA.

     "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section 4001(a)(3)
      ------------------
of ERISA.

     "NON-CONSOLIDATED SUBSIDIARY" shall mean a Subsidiary which is not a
      ---------------------------
Consolidated Entity.  "NON-CONSOLIDATED SUBSIDIARIES" shall mean, collectively,
                       -----------------------------
all such Non-Consolidated Subsidiaries.

     "NON-CONSOLIDATED SUBSIDIARY VALUE" shall mean the aggregate book value,
      ---------------------------------
before accumulated depreciation, of the assets of all Non-Consolidated Subsidiaries (excluding all Intercompany Debt owing to any Non-Consolidated Subsidiary and excluding goodwill and other intangible assets to the extent the aggregate book value of such good will and other intangible assets exceeds 33 1/3% of the aggregate book value of all the assets), determined in accordance with GAAP, as reflected on the most recent consolidated financial statements of Weeks Corporation (whether quarterly or annual) delivered pursuant to Section
8.03 or, prior to the initial delivery of financial statements pursuant to
Section 8.03, the consolidated financial statements of Weeks Corporation for its fiscal quarter ending September 30, 1998.

     "NON-CONSOLIDATED VENTURE" shall mean any enterprise of any nature
      ------------------------
whatsoever (including, without limitation, a joint venture, general partnership, limited partnership, limited liability company, corporation or trust) formed by Weeks Corporation and/or any Consolidated Entity, as parties to the enterprise, and any other Persons, as other parties to the enterprise, which enterprise is not a Subsidiary.

     "NON-CONSOLIDATED VENTURE VALUE" shall mean the net book value, before
      ------------------------------
accumulated depreciation, of all interests of Weeks Corporation and all Consolidated Entities in Non-Consolidated Ventures (excluding goodwill and other intangible assets), determined in accordance with GAAP, as reflected on the most recent consolidated financial statements of Weeks Corporation (whether quarterly or annual) delivered pursuant to Section 8.03 or, prior to the initial delivery of financial statements pursuant to Section 8.03, the consolidated financial statements of Weeks Corporation for its fiscal quarter ending September 30, 1998.

     "NOTE" shall mean a Syndicated Term Note, made by Borrower payable to the
      ----
order of a Bank and in the form of Exhibit C, evidencing the ratable share of
                                   ---------
the Loan made by such Bank to Borrower, and any extension, renewal, modification or restatement thereof made by Borrower to the order of such Bank. "NOTES"
                                                                     -----
shall mean all such Syndicated Term Notes.

     "NOTES RECEIVABLE VALUE" shall mean the book value, determined in
      ----------------------
accordance with GAAP, of those promissory notes which are from third parties to Weeks Corporation or any Consolidated Entity and are secured by Mortgages.

     "NOTICE OF BORROWING" shall mean a request made by Borrower in the form of
      -------------------
Exhibit A that the Banks make the Loan.
---------

     "OBLIGATIONS" shall mean the aggregate amount of all indebtedness,
      -----------
liabilities and obligations of Borrower to Banks under, pursuant to or arising out of this Agreement, including, without limiting the generality of the foregoing: any and all indebtedness, liabilities and obligations of Borrower to Banks evidenced by the Notes; all principal and interest owing thereunder; all Administrative Agent's and Banks' fees authorized under the terms of this Agreement; all charges and expenses of or incidental to the preparation, renewal, modification or enforcement of any of the foregoing and any and all extensions or renewals thereof in whole or in part; whether or not any of the foregoing is absolute, contingent, mature, unmatured, or otherwise; and all Administrative Agent's and Banks' charges, expenses, and costs of collection of any or all of the foregoing, including reasonable attorneys' fees (if collected by or through an attorney).

     "OPERATING EXPENSES" shall mean, with respect to a Property, all expenses
      ------------------
incurred to operate the Property, including, without limitation, expenses for
                                  ---------
administration, utilities, insurance, property taxes, repairs and maintenance, hypothetical management fees of three percent (3%) of rent, and an accrued structural reserve of $0.0125 per square foot for each square foot of the building area of such Property in existence at the end of the period (the equivalent of $0.05 per square foot per annum), but excluding interest expense or debt service payments
                            ---------
under any indebtedness secured by a Lien on the Property.

     "PARTICIPANT" shall have the meaning ascribed to said term in Section
      -----------
14.03(b).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.
      ----

     "PERFORMANCE PRICING DETERMINATION DATE" shall mean (a) the date of this
      --------------------------------------
Agreement, and (b) any of the following dates: January 1, 1999, and the first day of each calendar quarter (April 1, July 1, October 1, and January 1) thereafter as of which day the Debt Rating, as determined by Administrative Agent, shall be either (i) lower than the Debt Rating, as determined by Administrative Agent, in effect on the immediately preceding Performance Pricing Determination Date, or (ii) higher than the Debt Rating, as determined by Administrative Agent, in effect on the immediately preceding Performance Pricing Determination Date, if Borrower shall have given Administrative Agent written notice on or before such day of Borrower's determination that the Debt Rating as of such day is or shall be higher than the Debt Rating in effect on such immediately preceding Performance Pricing Determination Date. For purposes of this definition, if there is no Debt Rating in effect on a Performance Pricing Determination Date there shall nevertheless be deemed to be a Debt Rating in effect on such date which is below Standard and Poor's BBB- rating and below Moody's Investor Service Baa3 rating.

     "PERMITTED BORROWING" shall mean non-revolving Indebtedness for Money
      -------------------
Borrowed incurred by Weeks Corporation or Borrower (a) which is neither secured by a Lien on any Property Interest of Borrower or any Consolidated Entity nor subject to an agreement that it shall be secured, upon the lapse of time, the occurrence of any event, the failure to satisfy any condition, or otherwise, by a Lien on any Property Interest of Borrower or any Consolidated Entity, (b) which matures not less than one year after the date it shall have been made, (c) which, if evidenced by a security (within the meaning of applicable federal securities laws and state Blue Sky laws), is evidenced by a security issued in a private placement, public offering or otherwise made in compliance with all applicable federal securities laws and state Blue Sky laws, and (d) which has a payment seniority no higher than that of the Loan.

     "PERMITTED ENCUMBRANCES" shall mean any or all of the following:
      ----------------------

          (a) inchoate Liens arising in the ordinary course of business and incident to construction or maintenance of real property, or Liens arising in the ordinary course of business and incident to construction or maintenance of real property now or hereafter filed of record which are being contested in good faith by appropriate proceedings and have not proceeded to a judgment which has remained outstanding for more than ten (10) days after the entering thereof, provided that, by reason of such proceedings no such real property is subject to
--------
a material risk of loss or forfeiture;

          (b) Liens arising in the ordinary course of business for taxes, assessments and brokerage commission on real property which are not yet past due, or are being contested in good faith by appropriate proceedings and have not proceeded to a judgment which has remained outstanding for more than ten
(10) days after the entering thereof, provided that, by reason of nonpayment, no
                                      --------
such real property is subject to a material risk of loss or forfeiture;

          (3) minor defects and irregularities in title to any real property which in the aggregate do not materially impair the value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

          (4) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property, facilities, or equipment which in the aggregate do not materially burden or impair the value or use of such property for the purposes for which it is or may reasonably be expected to be held;

          (5) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of property in an industrial park or similar real property project affecting real property which in the aggregate do not materially burden or impair the value or use of such property for the purposes for which it is or may reasonably be expected to be held;

          (6) rights reserved to or vested in any governmental agency to control or regulate the use of any real property;

          (7) any obligations or duties affecting any real property to any governmental agency with respect to any right, power, franchise, grant, license, or permit;

          (8) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

          (9) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided, that
                                                               --------
adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no property is subject to a material risk of loss or forfeiture;

          (10) covenants, conditions, and restrictions affecting the use of real property which (i) do not, and will not, interfere in any material respect with the intended use of the property by any tenant under any lease in effect with respect to such property, which use is consistent with such tenant's rights under its lease; (ii) do not contain any restrictions upon Borrower's transferability of title to such property or the ability of Borrower to encumber said property; and (iii) which in the aggregate do not materially impair the value or use of the real property for the purposes for which it is or may reasonably be expected to be operated and held, including the present or intended use by all tenants under leases currently in effect with respect to the property; and

          (11) rights of tenants under space leases covering real property entered into in the ordinary course of business of the owner thereof.

     "PERMITTED GUARANTIES" shall mean: (a) the Syndicated Term Loan Guaranties,
      --------------------
(b) any Guaranty of the indebtedness of Borrower, not to exceed the principal amount of $225,000,000 at any one time outstanding, now or hereafter owing to Banks (as defined in the Syndicated Credit Agreement) under the Syndicated Credit Agreement, (c) any Guaranty of the indebtedness of Borrower, not to exceed the principal amount of $30,000,000 at any one time outstanding, now or hereafter owing to Swing Bank under the Swing Credit Agreement, (d) Guaranties of the obligations of Weeks Corporation or any Subsidiary, (e) Guaranties of loans secured by real property owned by a Non-Consolidated Subsidiary or a Non-Consolidated Venture, provided that the aggregate amount of all indebtedness guaranteed by such Guaranties shall not exceed, at any one time, five percent (5%) of Total Asset Value, (f) Guaranties of the payment or performance of obligations of a Subsidiary with respect to obligations undertaken in the normal course of the business operations of such Subsidiary, other than Indebtedness for Money Borrowed of such Subsidiary, and (g) Guaranties of the payment and performance of Weeks Construction Services, Inc. or any of its wholly-owned subsidiaries engaged in construction contracting with respect to such Person's construction contracts and surety bonds, provided the sum of the uncompleted
                                         --------
contract values guaranteed by such Guaranties shall not exceed $50,000,000 at any one time.

     "PERMITTED MORTGAGE DEBT" shall mean any debt financing which is secured by
      -----------------------
a first priority Mortgage granted by Weeks

Corporation or any Subsidiary on real property and which is (a) Initial Permitted Mortgage Debt; or (b) a debt financing which meets the following conditions: (i) the holder of the Mortgage has recourse only to the collateral securing the debt financing and not to the general assets of Weeks Corporation or any Consolidated Entity or Non-Consolidated Subsidiary, except for liability for Full Recourse Covenants, (ii) the debt financing has an original term of five (5) years or more, and (iii) the debt financing would not result in a violation of the restriction set forth in Section 10.04; (c) a Permitted Tax Exempt Financing, or (d) a debt financing which is not described in clause (a), clause (b) or clause (c) and which has a principal amount which, when aggregated with the principal amount of all other such debt financings described in this clause (d), does not exceed $20,000,000 at any one time.

     "PERMITTED TAX-EXEMPT FINANCING" shall mean a Debt owing by Weeks
      ------------------------------
Corporation or any Subsidiary arising out of the issuance of tax-exempt industrial revenue bonds issued by a public or quasi-public authority.

     "PERSON" shall mean an individual, a corporation, a partnership, an
      ------
unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED DIVIDENDS" shall mean, for any period, without duplication of
      -------------------
such amounts as constitute intercompany debts or distributions, the sum of (a) dividends or distributions due and payable or accrued during such period on preferred stock issued by Weeks Corporation or a Subsidiary, and (b) distributions which are the functional equivalent of preferred dividends (i.e., which the issuer is required to make prior to distributions on another class or other classes of partnership interests) and which are due and payable or accrued during such period on preferred partnership interests issued by Borrower or any other Subsidiary.

     "PRIME RATE" shall mean the interest rate denominated as Wachovia's "prime
      ----------
rate" and set by Wachovia in its sole discretion from time to time as an interest rate basis for borrowings, which is one of several interest rate bases used by Wachovia, and which rate is not the lowest interest rate available from Wachovia. Loans are made by Wachovia from time to time at interest rates equal to, above or below its "prime rate." In the event Wachovia shall abolish or abandon the practice of establishing its "prime rate," Administrative Agent shall designate a comparable reference rate which shall be deemed to be the "PRIME RATE" hereunder.
 ----------

     "PROPERTY" shall mean real property owned from time to time by Weeks
      --------
Corporation or any Consolidated Entity.

     "PROPERTY INTEREST(S)" shall mean any interest in any property or asset of
      --------------------
any kind, whether real, personal or mixed, or tangible or intangible.

     "RELATED PARTIES" shall mean, collectively, (a) Weeks Corporation, (b) all
      ---------------
Subsidiaries (except Borrower), (c) all Non-Consolidated Ventures in which Weeks Corporation and/or any Consolidated Entities own at least 20% of the equity interests and over which Weeks Corporation and/or any Consolidated Entities have Control, and (d) all Non-Consolidated Ventures in which Weeks Corporation and/or any Consolidated Entities own at least 50% of the equity interests. "RELATED
                                                                     -------
PARTY" shall mean any one such Person.
-----

     "REPORTABLE EVENT" shall mean any of the events described in Section
      ----------------
4043(b) of ERISA.

     "REQUIRED BANKS" shall mean, at any time prior to the maturity of the Notes
      --------------
(whether by acceleration or otherwise), any Bank or Banks whose Commitment or Commitments constitute at least 66-2/3% of the outstanding principal amount of the Loan.

     "RESTRICTED INVESTMENT" shall mean any acquisition of Property Interests by
      ---------------------
Weeks Corporation, Borrower or any other Subsidiary in exchange for cash or other Property Interests, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property Interests, or by loan, advance, capital contribution, or subscription, except the following: (a) tangible and intangible assets
              ------
including real property to be used in the business of Borrower or a Related Party so long as the acquisition costs thereof constitute capital expenditures not otherwise prohibited hereunder; (b) goods held for sale or lease or to be used in the provision of services by Borrower or a Related Party in the ordinary course of business; (c) current assets purchased for use, or arising from the sale or lease of goods or the rendering of services, in the ordinary course of business of Borrower or a Related Party; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year
                          --------
from the date of acquisition thereof; (e) certificates of deposit maturing within one year from the date of acquisition, bankers acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000;
(f) commercial paper given the highest rating by a national credit rating agency, including, without limitation, Standard and Poor's or Moody's, and maturing not more than 270 days from the date of creation thereof; (g) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a bank organized or licensed under the laws of the United States or any state thereof whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard and Poor's, or Aa or the equivalent thereof by Moody's; and (h) investments in debt or equity securities rated at least BBB+ or the equivalent thereof by Standard and Poor's, or at least Baa1 or the equivalent thereof by Moody's not exceeding an aggregate amount outstanding at any one time of $5,000,000.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "STANDARD AND POOR'S" shall mean Standard and Poor's Ratings Services and
      -------------------
its successors and assigns succeeding to its rating agency business.

     "SUBSIDIARY" means (a) any Consolidated Entity, and (b) any other
      ----------
corporation or entity the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by Weeks Corporation and/or Borrower, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by Weeks Corporation or any Consolidated Entity, and/or any officer of Weeks Corporation.

     "SUBSTANCES" shall mean all hazardous or toxic substances or wastes,
      ----------
including, but not limited to, asbestos, PCBs, petroleum products, fertilizers and pesticides.

     "SWING BANK" shall mean Wachovia, as lender under the Swing Credit
      ----------
Agreement, or Wachovia or any other institutional lender under any other Swing Credit Agreement.

     "SWING CREDIT AGREEMENT" shall mean that certain Swing Credit Agreement,
      ----------------------
dated July 1, 1998, by and among Borrower, as borrower, Weeks Corporation, GP Holdings and LP Holdings, as guarantors, and Swing Bank, as lender, or any extension, renewal, modification or replacement thereof.

     "SYNDICATED CREDIT AGREEMENT" shall mean that certain Syndicated Credit
      ---------------------------
Agreement, dated July 1, 1998, by and among Borrower, as borrower, Weeks Corporation, GP Holdings and LP Holdings, as guarantors, each Bank that was, became or becomes a signatory thereto, as Banks, and Wachovia, as Administrative Agent.

     "SYNDICATED TERM LOAN GUARANTIES" shall mean, collectively, an
      -------------------------------
unconditional guaranty of payment and performance, in the form of Exhibit D,
                                                                  ---------
executed by each Guarantor, in favor of Banks, whereby such Guarantor unconditionally guaranties the payment and performance when due of all Obligations of Borrower to Banks, and a "SYNDICATED TERM LOAN GUARANTY" shall
                                         -----------------------------
mean any such unconditional guaranty.

     "SYNDICATION AGENT" shall mean FUNB, in its capacity as the syndication
      -----------------
agent in accordance with its appointment as syndication agent pursuant to the provisions of Article III.

     "TAXES" shall have the meaning ascribed to such term in Section 2.11(c).
      -----

     "TOTAL ANNUALIZED NOI" shall mean the aggregate Annualized NOI with respect
      --------------------
to all Income Property and all Property subject to a Direct Financing Lease.

     "TOTAL ASSET VALUE" shall mean, at any Measurement Date, the sum, without
      -----------------
duplication, of (a) the Income Property Value of all Income Property, (b) the Direct Financing Lease Value of all Direct Financing Leases, (c) the Development in Progress Value of all Developments in Progress, (d) the Land Value of all Land Held for Future Development, (e) the Notes Receivable Value, (f) the Non-Consolidated Subsidiary Value, and (g) the Non-Consolidated Venture Value.

     "TOTAL DEBT" shall mean, without duplication, all Debt (other than
      ----------
Intercompany Debt) owing by Weeks Corporation or any Subsidiary.

     "TOTAL INTEREST BEARING DEBT" shall mean, without duplication, all Debt
      ---------------------------
(other than Intercompany Debt) of Weeks Corporation or any Subsidiary consisting of Capitalized Lease Obligations or Indebtedness for Money Borrowed.

     "TOTAL SECURED DEBT" shall mean, without duplication, all Debt (other than
      ------------------
Intercompany Debt) of Weeks Corporation or any Subsidiary consisting of: (a) Capitalized Lease Obligations; or (b) Indebtedness for Money Borrowed, which in either case is secured by a Mortgage on any real property.

     "TOTAL UNSECURED DEBT" means, without duplication, all Debt (other than
      --------------------
Intercompany Debt) of Weeks Corporation or any Subsidiary which is not secured by a Mortgage on any real property.

     "TRANCHE" shall mean a segment of the Loan constituting a specified
      -------
principal amount thereof equal to $10,000,000 or a larger integral multiple of $1,000,000 (up to and including the entire principal amount of the Loan) for which an Interest Rate Election, made by Borrower in accordance with Section 2.03, shall be in effect.

     "TRANSFEREE" shall have the meaning ascribed to such term in Section
      ----------
14.03(d).

     "UNENCUMBERED PROPERTY VALUE" shall mean the Income Property Value of all
      ---------------------------
Income Property, plus the Direct Financing Lease Value of each Direct Financing Lease, in each case that is free and clear of Mortgage Debt. The factors in the foregoing calculation shall be determined with respect to Weeks Corporation and the Subsidiaries, without duplication, or, where the context requires that such calculation shall be determined with respect solely to Borrower, solely to Borrower.

     1.2  ACCOUNTING TERMS AND DETERMINATIONS.  Unless otherwise specified
          -----------------------------------
herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by Borrower's independent public accountants or otherwise required by a change in
GAAP) with the most recent audited consolidated financial statements of Weeks Corporation delivered to Banks, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (a) Weeks Corporation or Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (b) the Required Banks shall so object in writing within thirty (30) days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.03, shall mean the financial statements referred to in Section 7.12).

     1.3  REFERENCES.  Unless otherwise indicated, references in this Agreement
          ----------
to "Articles," "Exhibits," "Schedules," "Sections" and other subdivisions or paragraphs are references to articles, exhibits, schedules, sections and other subdivisions or paragraphs hereof.

     1.4  USE OF DEFINED TERMS.  All terms defined in this Agreement shall have
          --------------------
the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

     1.5  TERMINOLOGY.  All personal pronouns used in this Agreement, whether
          -----------
used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement. When anything is described or referred to in the Loan Documents in general terms and one or more examples or components of what has been described or referred to generally is associated with that description (whether or not following the word "including"), the examples or components shall be deemed illustrative only and shall not be construed as limiting the generality of the description or reference in any way.

                                             ARTICLE II
                                             ----------

                             SYNDICATED TERM LOAN
                             --------------------

     1.6  SYNDICATED TERM LOAN. Upon the satisfaction, on or before December 31,
          --------------------
1998, of each of the conditions of Article IV and subject to all other terms and conditions of this Agreement, Banks shall make a term loan to Borrower under which Banks will, ratably in accordance with their respective Commitments, make the Loan to Borrower in the amount of $85,000,000.

     1.7  RATE OF INTEREST ON LOAN.  Interest shall accrue on the unpaid
          ------------------------
principal amount of the Loan at the LIBOR Rate or LIBOR Rates elected by Borrower in accordance with the provisions of Section 2.03, provided that no
                                                            --------
more than five (5) LIBOR Rates shall be in effect at any one time.


     1.8  NOTICE OF INTEREST RATE ELECTIONS.
          ---------------------------------

          (1) Borrower shall give Administrative Agent, prior to 10:00 a.m. (Atlanta, Georgia time) on a Euro-Dollar Business Day which is at least three
(3) Euro-Dollar Business Days before the making of the Loan, to be effective on the day the Loan is to be made, (i) an Interest Rate Election for a Tranche constituting the entire principal amount of the Loan or (ii) Interest Rate Elections for a number, not to exceed five (5), of Tranches (each in the principal amount of $10,000,000 or a larger integral multiple of $1,000,000), which in the aggregate constitute the entire principal amount of the Loan.

          (2) Borrower shall give Administrative Agent, prior to 10:00 a.m. (Atlanta, Georgia time) on a Euro-Dollar Business Day which is at least three
(3) Euro-Dollar Business Days before the last day of the Interest Period in effect for each Tranche, to be effective on the day after the last day of the then expiring Interest Period, (i) in the case of any Tranche as to which the Interest Period is expiring, an Interest Rate Election for the entire Tranche or
(ii) in the case of a Tranche in the principal amount of $20,000,000 or more as to which the Interest Period is expiring, Interest Rate Elections for more than one Tranche (each in the principal amount of $10,000,000 or a larger integral multiple of $1,000,000) which, in the aggregate, have a principal amount equal to the amount of the Tranche as to which the Interest Period is expiring or
(iii) in the case of more than one Tranche as to which the Interest Period is expiring, an Interest Rate Election for a single Tranche in the aggregate of the principal amounts of all such Tranches as to which the Interest Period is expiring, or Interest Rate Elections for a number of Tranches (each in the principal amount of $10,000,000 or a larger integral multiple of $1,000,000), which in the aggregate constitute the aggregate of the principal amounts of all such Tranches as to which the Interest Period is expiring.

          (3) Each Interest Rate Election shall specify (i) the effective date of the Interest Rate Election, (ii) the amount of the Tranche for which the Interest Rate Election is being made, (iii) the Interest Period elected, and
(iv) such other information called for in the form of the Interest Rate Election. Any such Interest Rate Election which Administrative Agent believes in good faith to have been given by a duly authorized agent of Borrower shall be deemed given by Borrower. Notwithstanding any provision of this Agreement to the contrary, if, after Administrative Agent's receipt of Borrower's Interest Rate Election, Administrative Agent determines in good faith that it is not possible to determine the applicable LIBOR Rate or the LIBOR Rate shall not cover the actual cost to Banks of obtaining United States dollar deposits in the Interbank Eurodollar Market plus the Applicable Margin, then Administrative Agent shall promptly notify Borrower and Banks of such determination, and the Tranche subject to the Interest Rate Election shall bear interest at the Floating Rate.

          (4) Upon receipt of an Interest Rate Election, Administrative Agent shall promptly notify each Bank of the contents thereof. Such Interest Rate Election, once received by Administrative Agent, shall not thereafter be revocable.

     1.9  INTEREST PERIOD PRESUMPTION.  In the event that Administrative Agent
          ---------------------------
shall not receive an Interest Rate Election at least three (3) Euro-Dollar Business Days before the last day of an Interest Period applicable to a Tranche, the Interest Period for the Tranche shall be, effective on the day after the last day of the expiring Interest Period, the same as the expiring Interest Period, provided
                                                                        --------
that if an Interest Period which is the same as the expiring Interest Period would expire after the Maturity Date, the Interest Period for the Tranche shall be, effective on the day after the last day of the expiring Interest Period, the longest Interest Period that would be available to Borrower under the terms and conditions of this Agreement that would not expire after the Maturity Date.

     1.10 FUNDING OF THE LOAN.  Not later than 2:00 p.m. (Atlanta, Georgia time)
          -------------------
on the day the Loan is to be made, each Bank shall make available its ratable share of the Loan, in federal or other funds immediately available in Atlanta, Georgia, to Administrative Agent at its address determined pursuant to Section
14.10. Unless Administrative Agent determines that any applicable condition specified in Article IV has not been satisfied, Administrative Agent will make the funds so received from Banks available to Borrower by crediting a checking account maintained by Borrower with Administrative Agent. Unless Administrative Agent receives notice from a Bank at Administrative Agent's address specified pursuant to Section 14.10, no later than 4:00 p.m. (Atlanta, Georgia time) on the day the Loan is to be made, stating that such Bank will not make available its ratable share of the Loan, Administrative Agent shall be entitled to assume that such Bank will make available its ratable share of the Loan and, in reliance on such assumption, Administrative Agent may (but shall not be obligated to) make such Bank's ratable share of the Loan available to Borrower for the account of such Bank. If Administrative Agent makes such Bank's ratable share of the Loan available to Borrower as provided above, and if such Bank does not in fact make its ratable share of the Loan available on such day, Administrative Agent shall be entitled to recover such Bank's ratable share of the Loan from such Bank or Borrower (and for such purpose shall be entitled to charge such amount to any account of Borrower maintained with Administrative Agent), together with interest thereon for each day during the period from the date of the Loan until such sum shall be paid in full at a rate per annum equal to the rate at which Administrative Agent determines that it obtained (or could have obtained) overnight federal funds to cover such amount for each such day during such period, provided that (i) any such payment by Borrower of such
                    --------
Bank's ratable share of the Loan and interest thereon shall be without prejudice to any rights that Borrower may have against such Bank, and (ii) until such Bank has paid its ratable share of the Loan, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to the Loan for any purpose hereunder. If Administrative Agent determines not to exercise its option to advance funds for the account of such Bank, it shall forthwith notify Borrower of such determination.

     1.11 INTEREST PAYMENTS ON LOAN.  Accrued and unpaid interest on the unpaid
          -------------------------
principal amount of each Tranche shall be due and payable on the last day of the Interest Period applicable thereto and, if earlier, three (3) months after the first day of the Interest Period applicable thereto. Interest payable on the Loan shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed.

     1.12 MATURITY.  The entire unpaid principal amount of the Loan, together
          --------
with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

     1.13 NOTES.  (a)  The ratable share of the Loan made by each Bank shall be
          -----
evidenced by a Note made by Borrower payable to the order of such Bank in an amount equal to the original principal amount of such Bank's Commitment.

          (b) Upon receipt of each Bank's Note pursuant to Section 4.07, Administrative Agent shall deliver such Note to such Bank.

          (c) In the event of loss, theft, destruction, total or partial obliteration, mutilation or inappropriate cancellation of a Note, Borrower will execute and deliver, in lieu thereof, a replacement Note identical in form and substance to such Note and dated as of the date of such Note.

     1.14 USE OF LOAN PROCEEDS.  The proceeds of the Loan will be used by
          --------------------
Borrower solely (a) to prepay Borrower's obligations under the Syndicated Credit Agreement (including the amount of compensation, if any, determined to be due pursuant to Section 2.10(e) of the Syndicated Credit Agreement and the fee due pursuant to Section 13.03 of the Syndicated Credit Agreement) to Agent (as defined in the Syndicated Credit Agreement), in such amount as Borrower shall direct, and (b) to prepay Borrower's obligations under the Swing Credit Agreement to Swing Bank, in such amount as Borrower shall direct.

     1.15 PREPAYMENT OF LOAN.  (a)  Borrower may, upon at least five (5) Euro-
          ------------------
Dollar Business Days' notice to Administrative Agent, prepay the Loan in whole, but not in part, by paying the entire outstanding principal amount of the Loan, plus, if such prepayment is not made on the last day of the Interest Periods applicable to the LIBOR Rate Tranches, if any, the amount of compensation, if any, determined to be due pursuant to paragraph (c) of this Section 2.10 and the fee due pursuant to Section 13.03.

          (b) Upon receipt of a notice of prepayment pursuant to this Section 2.10, Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment. Such notice, once received by Administrative Agent, shall not thereafter be revocable by Borrower.

          (c) Upon prepayment of the Loan in accordance with paragraph (a) of this Section 2.10 or as a result of an acceleration of the maturity of the Loan upon a Default, Borrower shall pay to Administrative Agent, to be applied ratably to each Bank's pro rata portion of the Loan, compensation with respect to the prepayment of the LIBOR Rate Tranches, if any, not made on the last day of the Interest Periods applicable thereto, equal to Banks' Breakage Costs with respect thereto.

     1.16 GENERAL PROVISIONS AS TO PAYMENTS.  (a)  Borrower shall make each
          ---------------------------------
payment of interest on, and the payment of principal on, the Loan and of fees hereunder, not later than 1:00 p.m. (Atlanta, Georgia time) on the day when due, in federal or other funds immediately available in Atlanta, Georgia, to Administrative Agent at its address referred to in Section 14.10. All such payments of principal of, and interest on, the Loan and of fees hereunder shall be credited to the account of Borrower on the day so received by Administrative Agent, if received before 1:00 p.m. (Atlanta, Georgia time), or on the next Domestic Business Day, if so received after 1:00 p.m. (Atlanta, Georgia time). Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by Administrative Agent for the account of Banks. If Administrative Agent fails to distribute to any Bank its ratable share of any such payment on the day received, if received not later than 1:00 p.m. (Atlanta, Georgia time) on such day, or on the next Domestic Business Day, if received after 1:00 p.m. (Atlanta, Georgia time) on such day, such Bank shall be entitled to recover such Bank's ratable share of such payment from Administrative Agent, together with interest thereon for each day during the period from the date the distribution of such Bank's ratable share of such payment shall have become due until such distribution shall be made, at a rate per annum equal to the rate at which Administrative Agent determines that it obtained (or could have obtained) overnight federal funds in such amount for each such day during such period.

          (1) Whenever any payment of principal of, or interest on, Base Rate Tranches or fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on LIBOR Rate Tranches shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day, unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

          (2) All payments of principal, interest and fees and all other amounts to be made by Borrower pursuant to this Agreement with respect to the Loan or fees relating thereto shall be paid without deduction for, and free from, any taxes, imposts, levies, deductions, or withholdings now or hereafter imposed by any governmental authority or by any taxing authority thereof or therein, excluding in the case of each Bank or Administrative Agent (i) any taxes imposed by the United States or any political subdivision thereof on the effectively connected net income of it or its Lending Office or any franchise taxes imposed by such jurisdiction, (ii) taxes imposed on the net income of, or franchise taxes imposed upon, it by the jurisdiction under the laws of which it is organized or by any political subdivision thereof, (iii) taxes imposed on the net income of its Lending Office, and franchise taxes imposed on it, by the jurisdiction of its Lending Office, or any political subdivision thereof, (iv) any taxes imposed on it by Section 884(a) of the Internal Revenue Code of 1986, as amended (and any successor statute to Section 884(a)), and (v) any United States withholding tax payable with respect to any payments to it under the laws (including, without limitation, any treaty, ruling, judicial or administrative determination or regulation) in effect on the Initial Date (as hereinafter defined), but not excluding any United States withholding tax payable or
          -----------------
increased as a result of any change in any law, treaty, ruling, judicial or administrative determination or regulation, or interpretation thereof occurring after said Initial Date (all such non-excluded taxes, levies, imposts, deductions and withholdings hereinafter referred to as "TAXES"). For purposes
                                                        -----
hereof, the term "INITIAL DATE" shall mean, in the case of each Bank or
                  ------------
Administrative Agent party hereto on the date hereof, the date of this Agreement, and in the case of each other Bank or Administrative Agent, the effective date of the Assignment and Acceptance, or other instrument pursuant to which it became a Bank or other party hereunder.

     In the event that Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to the Affected Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment, and shall pay to the Affected Bank additional amounts as may be necessary in order that the amount received by the Affected Bank after the required withholding or other payment shall equal the amount it would have received had no such withholding or other payment been made. If in such event no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, Borrower shall furnish the Affected Bank, at its written request, a certificate from each applicable taxing authority or an opinion of counsel reasonably acceptable to it, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel described in the preceding sentence, Borrower hereby agrees to compensate the Affected Bank for, and indemnify it with respect to, the tax consequences of Borrower's failure to provide evidence of tax payments or tax exemption; provided, however, that Borrower shall not be
                                  --------  -------
obligated to indemnify any party for penalties, additions to tax, interest or expenses associated with the payment of Taxes if the Affected Bank's liability for such Taxes has arisen as a result of the violation by it of the terms of this Agreement. Such compensation or indemnification payment shall be made within 30 days from the date such Affected Bank makes written request therefor. Any such request shall be made within 90 days after the date on which such payment of Taxes was made. Each such request shall be accompanied by a copy of the statement from the taxing authority demanding payment by the Affected Bank of such Taxes or by a certificate from the Affected Bank which certificate shall set forth in reasonable detail the basis for any additional amount payable to such party under this Section 2.11(c) (together with reasonable evidence of payment of such Taxes).

     Each Bank or Administrative Agent which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption or to
--------
file such forms, in any event, during such period of time as such request for exemption is pending, Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

     In the event any Affected Bank receives a refund of any Taxes paid by Borrower pursuant to this Section 2.11(c), it will pay to Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time
                                           --------
thereafter it is required to return such refund, Borrower shall promptly repay to it the amount of such refund.

     Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower, Banks and Administrative Agent contained in this Section 2.11(c) shall be applicable with respect to any Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

     1.17 DEFAULT RATE OF INTEREST.  If a Default shall occur under this
          ------------------------
Agreement, interest shall accrue on the entire unpaid principal amount of the Loan from and after the date of such occurrence through and including the date on which such Default shall have been cured at a rate of interest equal to the highest rate otherwise applicable to any Tranche plus an additional two percent (2.00%) per annum (200 basis points).

     1.18 COMMITMENT FEE.  In consideration of Banks' agreement to make the Loan
          --------------
in accordance with the terms and conditions of this Agreement, Borrower shall pay Administrative Agent, for the ratable benefit of Banks, a Commitment Fee, which shall be due and payable on the effective date of this Agreement, equal to 0.50% (50 basis points) of the principal amount of the Loan.

     1.19 INCREASED COSTS; ILLEGALITY; CAPITAL ADEQUACY. (a) If any Bank should
          ---------------------------------------------
suffer any increased cost in connection with the Loan, as a result of any change subsequent to the date hereof causing the imposition or increase of any reserve, insurance, tax or assessment requirement (other than a tax assessable on the Bank's overall net income or gross receipts) or the compliance with any guidelines or requests from any governmental authority issued subsequent to the date hereof (whether or not having the force of law), such Bank shall, upon becoming aware of such increased costs, certify to Borrower the amount thereof (and such certification shall be deemed prima facie correct), whereupon Borrower
                                        ----- -----
shall have the option either to: (i) prepay in full the Notes in accordance with the provisions of Section 2.10, or (ii) pay such Bank on subsequent interest payment dates such additional amounts as will compensate such Bank, from the date of receipt of certification, for such increased costs.

          (1) In the event that the introduction of or any change subsequent to the date hereof in any applicable law, rule or regulation or in the interpretation or administration thereof or compliance by any Bank with any request or directive (whether or not having the force of law) of any governmental authority shall, in the determination of such Bank (which determination shall be made in good faith and shall be deemed prima facie
                                                              ----- -----
correct) make it unlawful or impractical for such Bank to make, fund or maintain the Loan, such Bank shall promptly, upon becoming aware of such event, notify Borrower thereof, whereupon Borrower shall, upon receipt of such notice, pay in full such amounts as will compensate such Bank for any losses (not including lost profits) or expenses which such Bank shall have sustained or incurred as a result of such event (and the determination of which by such Bank shall be deemed prima facie correct, as certified by such Bank).
       ----- -----

          (2) If, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by any Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, affects the amount of capital required or expected to be maintained by such Bank or any person or entity in Control of such Bank and such Bank determines that the amount of said capital is increased by or based upon such Bank's obligations hereunder, then such Bank will promptly notify Borrower thereof, and from time to time, upon demand by such Bank, Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank in light of such circumstances, to the extent that such Bank reasonably determines such increase in capital is allocable to its obligations hereunder.

     1.20 CALCULATION OF COMPENSATION TO BANKS; REQUIRED TRANSFER BY BANKS.
          ----------------------------------------------------------------

          (1) Any Bank or Administrative Agent requiring compensation pursuant to Section 2.11(c) or subparagraphs (a), (b) and (c) of Section 2.14 shall deliver to Borrower a certificate setting forth in reasonable detail the calculations of any additional amounts required in order to compensate such Bank or Administrative Agent under Section 2.11(c) or subparagraphs (a), (b) and (c) of Section 2.14. In determining any such amounts, the Affected Bank may use any reasonable averaging and attribution method, provided such Affected Bank
                                                 --------
shall use such methods in good faith, and such methods shall be in accordance with those generally used by such Bank for this purpose for other comparable credit facilities.

          (2) Any Bank or other Person entitled to claim any additional amounts payable pursuant to Section 2.11 or Section 2.14 shall endeavor in good faith (consistent with its internal policy and legal and regulatory restrictions) to retain the jurisdiction of its Lending Office or change the jurisdiction of its Lending Office, as the case may be, if such retention or change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and such retention or change would not, in its reasonable judgment, be otherwise materially disadvantageous to it, provided that nothing
                                                         --------
contained in this Section 2.15(b) shall be deemed to require any Bank or other Person to retain, maintain or establish an office in any jurisdiction for the sole purpose of avoiding the need for, or reducing the amount of, any such additional amounts which may thereafter accrue.

          (3) Notwithstanding the foregoing, in the event Borrower is required to pay any Bank or Administrative Agent amounts pursuant to Section 2.11 or
Section 2.14 and the designation of a different Lending Office pursuant to
Section 2.15(b) will not avoid
the need for compensation to such Bank or Administrative Agent, as the case may be (an "AFFECTED BANK"), Borrower may give notice to such Affected Bank (with
        -------------
copies to Administrative Agent) that it wishes to seek one or more assignees (which may be one or more of the Banks) to assume the Commitment of such Affected Bank and to purchase its ratable share of the outstanding Loan and its Note; provided, that if there is more than one Affected Bank that has requested
      --------
substantially and proportionally equal compensation hereunder, Borrower shall elect to seek an assignee to assume the Commitments of all such Affected Banks. Each Affected Bank agrees to sell its Commitment, its ratable share of the Loan, its Note and its interest in this Agreement in accordance with Section 14.03(c) to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on its ratable share of the such Loan and its Note, plus all other fees and amounts (including, without limitation, any compensation due to such Affected Banks under Section 2.11 or Section 2.14) calculated, in each case, to the date such ratable share of the Loan, Note and interest are purchased. Upon such sale or prepayment, each such Affected Bank shall have no further commitment or other obligation to Borrower hereunder or under any Note, except as provided in Section 2.11(c).

                                  ARTICLE III
                                  -----------

                                  THE AGENTS
                                  ----------

     1.21 APPOINTMENT OF ADMINISTRATIVE AGENT; POWERS AND IMMUNITIES.  Each Bank
          ----------------------------------------------------------
hereby irrevocably appoints and authorizes Administrative Agent to act as its administrative agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article III are solely for the benefit of Administrative Agent and Banks, and Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, Administrative Agent shall act solely as agent of Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower. The duties of Administrative Agent shall be ministerial and administrative in nature, and Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank. Administrative Agent shall administer the Loan and the Loan Documents with the same degree of care as that customarily employed by Administrative Agent in the administration of similar credit facilities for its own account.

     1.22 RELIANCE BY ADMINISTRATIVE AGENT.  Administrative Agent shall be
          --------------------------------
entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all Banks.

     1.23 DEFAULTS.  Administrative Agent shall not be deemed to have knowledge
          --------
of the occurrence of a Default (other than the nonpayment of principal of or interest on the Loan) unless Administrative Agent has received notice from a Bank or Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent receives such a notice of the occurrence of a Default, Administrative Agent shall give prompt notice thereof to Banks. Administrative Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loan whether or not it has received any notice of the occurrence of such nonpayment. Administrative Agent shall (subject to Article XII) take such action hereunder with respect to such Default as shall be directed by the Required Banks, provided that, unless and
                                                    --------
until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

     1.24 RIGHTS OF ADMINISTRATIVE AGENT AS A BANK.  With respect to the ratable
          ----------------------------------------
share of the Loan made by Wachovia in its capacity as a Bank hereunder, Wachovia in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as Administrative Agent, and the term "BANK" or "BANKS" shall, unless
                                                  ----      -----
the context otherwise indicates, include Wachovia in its individual capacity. Wachovia may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower (and any of Borrower's Affiliates) as if Wachovia were not acting as Administrative Agent, and Wachovia and any Affiliate of Wachovia may accept fees and other consideration from Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between Borrower and Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to Banks.

     1.25 INDEMNIFICATION.  Each Bank severally agrees to indemnify
          ---------------
Administrative Agent, to the extent Administrative Agent shall not have been reimbursed by Borrower, ratably in accordance with its

Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless a Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent
--------
they arise from the gross negligence or wilful misconduct of Administrative Agent. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

     1.26 CONSEQUENTIAL DAMAGES.  AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO
          ---------------------
ANY BANK, BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     1.27 PAYEE OF NOTE TREATED AS OWNER.  Administrative Agent may deem and
          ------------------------------
treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Administrative Agent and the provisions of Section 14.03(c) have been satisfied. Any requests, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, Transferee or Assignee of that or of any Note or Notes issued in exchange therefor or replacement thereof.

     1.28 NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER BANKS.  Each Bank agrees
          ---------------------------------------------------
that it has, independently and without reliance on Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Administrative Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to Banks by Administrative Agent hereunder or under the other Loan Documents, Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of Borrower or any other Person (or any of their Affiliates) which may come into the possession of Administrative Agent; provided
                                                                        --------
that Administrative Agent shall make available to any Bank, upon such Bank's request, (a) copies of Administrative Agent's records with respect to all sums received or expended by Administrative Agent in connection with the Loan and the Loan Documents, and (b) information as to the amount of the then outstanding Loan.

     1.29 FAILURE TO ACT.  Except for action expressly required of
          --------------
Administrative Agent hereunder or under the other Loan Documents, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by Banks of their indemnification obligations under Section 3.05 against any and all liability and expense which may be incurred by Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

     1.30 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT.  Subject to the
          ----------------------------------------------
appointment and acceptance of a successor Administrative Agent as provided below, Administrative Agent may resign at any time by giving notice thereof to Banks and Borrower, and Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, Required Banks shall have the right to appoint a successor Administrative Agent, subject to the approval of Borrower, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval of Borrower shall
                     --------
be required if a Default is in existence. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Banks, appoint a successor Administrative Agent, subject to the approval of Borrower, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval of Borrower shall be required if a
--------
Default is in existence. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article III shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

     1.31 DIRECTIONS TO ADMINISTRATIVE AGENT.  Whenever a provision of this
          ----------------------------------
Agreement provides that the giving, making or taking, as the case may be, of a consent, approval, instruction, direction, acceptance, request or other action by the Required Banks is required as a condition to the right or duty of Weeks Corporation or Borrower or Administrative Agent to take or refrain from taking any action or to the existence of any status or condition, and Administrative Agent shall have notified all Banks of the action, status or condition for which such consent, approval, instruction, direction, acceptance, request or other action is required, such consent, approval, instruction, direction, acceptance, request or other action may be, at the option of Administrative Agent, deemed given, made or taken, as the case may be, by each Bank, unless such Bank shall have given Administrative Agent contrary instructions within seven (7) Domestic Business Days after its receipt of such notice from Administrative Agent. Notwithstanding the foregoing, Administrative Agent reserves the right to refrain from acting on any matter which requires the consent, approval, direction, instruction, acceptance, request or other action of one or more Banks unless and until Administrative Agent shall have actually received the same from such party or parties as provided for herein.

     1.32 APPOINTMENT OF SYNDICATION AGENT.  Each Bank hereby irrevocably
          --------------------------------
appoints and authorizes Syndication Agent to act as its syndication agent hereunder and under the other Loan Documents with such powers as may from time to time be specifically delegated to Syndication Agent and assumed by Syndication Agent by the terms of a separate written instrument signed by all Banks, the Administrative Agent and the Syndication Agent, together with such other powers as are reasonably incidental thereto. Syndication Agent shall have no duties or responsibilities as of the date of this Agreement, no such separate written instrument having been signed, and shall hereafter have no duties or responsibilities except as expressly set forth in any such written instrument.

     1.33 APPOINTMENT OF DOCUMENTATION AGENT.  Each Bank hereby irrevocably
          ----------------------------------
appoints and authorizes Documentation Agent to act as its documentation agent hereunder and under the other Loan Documents with such powers as may from time to time be specifically delegated to Documentation Agent and assumed by Documentation Agent by the terms of a separate written instrument signed by all Banks, the Administrative Agent and the Documentation Agent, together with such other powers as are reasonably incidental thereto. Documentation Agent shall have no duties or responsibilities as of the date of this Agreement, no such separate written instrument having been signed, and shall hereafter have no duties or responsibilities except as expressly set forth in any such written instrument.

                                                 ARTICLE IV
                                                 ----------

                            CONDITIONS TO TERM LOAN
                            -----------------------

     The obligation of Banks to make the Loan is subject to the satisfaction, on or before December 31, 1998, of the following conditions:

     1.34 BORROWER'S AUTHORITY.  Administrative Agent shall have received a
          --------------------
Certificate of General Partner of Borrower, in form and substance acceptable to Administrative Agent, authorizing the execution, delivery and performance of this Agreement and the borrowing by it hereunder, together with such other papers, certifications or other documents as Administrative Agent may require to evidence that Borrower has the legal power and authority to enter into this Agreement, the other Loan Documents, and the transactions contemplated hereby.

     1.35 GUARANTORS' AUTHORITY.  Administrative Agent shall have received
          ---------------------
certified copies of resolutions of Weeks Corporation's, GP Holdings' and LP Holdings' respective Boards of Directors authorizing the execution, delivery and performance of this Agreement and the Syndicated Term Loan Guaranty executed by it, together with such other papers, certifications or documents of Guarantors as Administrative Agent may require to evidence that each such Guarantor has the power and authority to enter into this Agreement, the Syndicated Term Loan Guaranty executed by it, and the transactions contemplated hereby.

     1.36 FINANCIAL STATEMENTS. Banks shall have received the quarterly
          --------------------
unaudited financial statements of Weeks Corporation for the quarter ending September 30, 1998, in the form and certified by Weeks Corporation's chief financial officer as required by the provisions of Section 8.03(a) of the Syndicated Credit Agreement.

     1.37 CERTIFICATE OF COMPLIANCE. Banks shall have received a certificate of
          -------------------------
Weeks Corporation's chief financial officer certifying compliance by Borrower and Weeks Corporation with the provisions of the Syndicated Credit Agreement, including the financial covenants set forth in Article X thereof, as of the end of the quarter ending September 30, 1998, and containing a computation evidencing compliance with such financial covenants as of such period and in accordance with GAAP, as required by the provisions of
Section 8.03(b) of the Syndicated Credit Agreement.

     1.38 REPRESENTATIONS AND WARRANTIES.  The representations and warranties of
          ------------------------------
Borrower and Weeks Corporation set forth in Articles VI and VII, and in all agreements, documents and instruments executed and delivered pursuant hereto shall be true and correct in all material respects when made or deemed made hereunder or thereunder.

     1.39 PAYMENT OF FEES.  Administrative Agent shall have received payment in
          ---------------
full of all fees, charges, and expenses as required by or otherwise due in connection with the Mandate Letter and this Agreement, including attorneys' fees and expenses of Administrative Agent's counsel and the Commitment Fee due pursuant to Section 2.13.

     1.40 NOTES.  Administrative Agent shall have received the original Notes,
          -----
duly executed and delivered by Borrower.

     1.41 SYNDICATED TERM LOAN GUARANTIES.  Administrative Agent shall have
          -------------------------------
received the original Syndicated Term Loan Guaranties, duly executed and delivered by Guarantors.

     1.42 CERTIFICATES OF INCUMBENCY.  Administrative Agent shall have received
          --------------------------
an original Certificate of Incumbency from Borrower and each Guarantor with respect to the Authorized Signatory of each such party.

     1.43 REIT STATUS.  Weeks Corporation shall be qualified as a real estate
          -----------
investment trust under the Code.

     1.44 OPINION OF COUNSEL.  Administrative Agent shall have received a
          ------------------
favorable opinion letter from King & Spalding, counsel to Borrower and Guarantors, in form and substance satisfactory to Administrative Agent and its counsel.

     1.45 INTEREST RATE ELECTION.  Administrative Agent shall have received an
          ----------------------
Interest Rate Election, executed by an Authorized Signatory of Borrower, in accordance with the provisions of Section 2.03(a).

     1.46 NOTICE OF BORROWING.  Administrative Agent shall have received a
          -------------------
Notice of Borrowing, executed by an Authorized Signatory of Borrower.

     1.47 INTERCREDITOR AGREEMENT.  Banks and Agent (as said terms are defined
          -----------------------
in the Syndicated Credit Agreement), Banks and Administrative Agent (as said terms are defined herein), Borrower and Guarantors shall have entered into an intercreditor agreement providing for the application of collections made on the Loans (as defined in the Syndicated Credit Agreement) and the Loan (as defined herein), in the event of a Default (as defined in the Syndicated Credit Agreement) or a Default (as defined in this Agreement).

     1.48 OTHER DOCUMENTATION.  Administrative Agent shall have received such
          -------------------
other loan documentation as deemed reasonably necessary or desirable by Administrative Agent or its counsel, satisfactory in form and substance to Administrative Agent, providing for the Loan to be made.

     1.49 KEY EXECUTIVES.  The Key Executives shall be A. R. Weeks, Jr., Thomas
          --------------
D. Senkbeil and Forrest W. Robinson.

     1.50 NO MATERIAL ADVERSE CHANGE.  There shall not have occurred any
          --------------------------
material adverse change in the financial condition, properties, or operations of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) since June 30, 1998, nor shall any change have occurred in the financial condition of Borrower and the Related Parties (all of the foregoing taken as a whole) or of Borrower (standing alone) which (a) shall have materially adversely affected the rights or remedies of Administrative Agent or any Bank under any of the Loan Documents, or (b) which the Required Banks have in good faith determined has caused, or is likely to cause, as of the end of the fiscal quarter of Borrower ending December 31, 1998, a default by Borrower in the payment of amounts owing hereunder or a default by Borrower in respect of the financial covenants set forth in Article X.

     1.51 FULL COMPLIANCE.  Borrower and Weeks Corporation shall be in full
          ---------------
compliance with all the terms and conditions of this Agreement.

     1.52 NO DEFAULT; NO CLAIMS.  No Default or an event that upon notice or
          ---------------------
lapse of time or both, would constitute a Default shall have occurred, and there will be no claim, action, suit or proceeding pending or threatened against Borrower or any Related

Party that would result in a material adverse change in the financial condition, assets, or operations of Borrower and the Related Parties (all of the foregoing taken as a whole) or of Borrower (standing alone).

     1.53 DEBT RATING.  The Debt Rating shall be better than or equal to the
          -----------
Debt Rating designated in the Debt Rating Table for Performance Pricing Level
IV.

                                             ARTICLE V
                                             ---------

                   [THIS ARTICLE IS INTENTIONALLY OMITTED.]

                                  ARTICLE VI
                                  ----------

                             ENVIRONMENTAL MATTERS
                             ---------------------

     1.54 REPRESENTATIONS, WARRANTIES.  Weeks Corporation and Borrower represent
          ---------------------------
and warrant to Administrative Agent and Banks that, except as otherwise disclosed in writing by Borrower to Administrative Agent, (a) no real property of Borrower or any Related Parties is now being used in violation of any Environmental Laws, except such use as would not have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) or would constitute a breach of the provisions of Section 9.10; (b) that no proceedings have been commenced against Borrower or any Related Party concerning any alleged material violations of any Environmental Laws on or related to any of their respective real properties; (c) neither Weeks Corporation nor Borrower has any reason to know of any such alleged violations, except such alleged violations as would not have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) or would constitute a breach of the provisions of Section 9.10; (d) the real properties of Borrower and the Related Parties are free of any Substances and are not being used for the storage, treatment or disposal of any Substances, or if there are any Substances on any such real properties, Weeks Corporation or a Related Party, as the case may be, is maintaining them in accordance with all applicable laws, except to the extent such failure so to maintain such Substances would not have a material adverse effect on the financial condition, operations, or properties of Weeks Corporation and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) or would constitute a breach of the provisions of Section 9.10; (e) if Borrower or any Related Party, as the case may be, is transporting any Substances, such transportation is being conducted in compliance with all applicable laws, except to the extent such failure so to conduct such transportation would not have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) or would constitute a breach of the provisions of Section 9.10; (f) Weeks Corporation and the Related Parties, as the case may be, have all required permits for the use and discharge of any Substances on their respective real properties and all uses and discharges on such properties are being made in compliance with such permits, except to the extent that the failure to have a required permit or failure to make such uses and discharges in compliance with such permits would not have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) or would constitute a breach of the provisions of Section 9.10; and (g) Weeks Corporation and Borrower have made a complete disclosure to Administrative Agent and Banks of all facts which might indicate a material environmental risk or the material violation of any Environmental Laws on or related to the real properties of Borrower and the Related Parties.

     1.55 CONTINUED COMPLIANCE.  Weeks Corporation and Borrower covenant that
          --------------------
Borrower will promptly inform Administrative Agent in writing of any material environmental risk or material violation of any Environmental Laws on or related to any real properties of Borrower or any Related Party or the commencement of any proceedings against Borrower or any Related Party or receipt of any notices by any such Person concerning any alleged material violation of Environmental Laws on or related to any such real property. Should Administrative Agent or any Bank be reasonably concerned that any such real property may be at risk of suffering a material impairment in value owing to environmental contamination or other environmental matters, at such Person's request, Borrower shall obtain and deliver to Administrative Agent and such Person (if not Administrative Agent) an environmental audit covering such real property from experts reasonably acceptable to Administrative Agent or such Bank, as the case may be, at Borrower's sole expense.

                                  ARTICLE VII
                                  -----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce Administrative Agent, Syndication Agent, Documentation Agent and Banks to enter into the Loan Documents and to make the Loan as contemplated hereby, Borrower and Weeks Corporation represent and warrant to Administrative Agent, Syndication Agent, Documentation Agent and Banks, each of which representations and warranties is deemed to be material, that:

     1.56 RELATED PARTIES.  Schedule 7.01 sets forth the identity of each of the
          ---------------   -------------
Related Parties in existence as of November 1, 1998.

     1.57 CORPORATE ORGANIZATION.  Weeks Corporation, Weeks Construction
          ----------------------
Services, Inc. ("CONSTRUCTION"), Weeks Realty Services, Inc. ("REALTY"), GP
                 ------------                                  ------
Holdings and LP Holdings each is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; each maintains its principal place of business and its chief executive office at 4497 Park Drive, Norcross, Georgia 30093.

     1.58 LIMITED PARTNERSHIP ORGANIZATION.  Borrower, Weeks Financing Limited
          --------------------------------
Partnership ("FINANCING"), Weeks NC Financing Limited Partnership,
              ---------
Codina/Tradewind, Ltd., Codina/Tradewind No. 4, Ltd., and Raha Associates, Ltd. each is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; each maintains its principal place of business and its chief executive office at 4497 Park Drive, Norcross, Georgia 30093.

     1.59 GENERAL PARTNERSHIP ORGANIZATION.  Weeks Development Partnership, New
          --------------------------------
World Partners Joint Venture, New World Partners Joint Venture Number Two, New World Partners Joint Venture Number Three and New World Partners Joint Venture Number Four each is a general partnership duly organized and validly existing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; each maintains its principal place of business and its chief executive office at 4497 Park Drive, Norcross, Georgia 30093.

     1.60 LIMITED LIABILITY COMPANY ORGANIZATION.  Weeks Special Purpose, LLC,
          --------------------------------------
Weeks SPV Financing, LLC, and Weeks Beacon Centre LLC each is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Georgia and has full right, power and authority to conduct its business as currently conducted; each maintains its principal place of business and its chief executive office at 4497 Park Drive, Norcross, Georgia 30093.

     1.61 POWER AND AUTHORITY.  Borrower and Guarantors each has full right,
          -------------------
power and authority to enter into the Loan Documents and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the documents contemplated to be executed and delivered hereby.

     1.62 ENFORCEABILITY.  The Loan Documents constitute valid obligations of
          --------------
the parties executing the same, legally binding upon Borrower and each Guarantor, as the case may be, and enforceable in accordance with their terms, except as enforcement may be affected by bankruptcy, insolvency and other laws and equitable principals affecting the rights and remedies of creditors generally and except as may be limited by general principals of equity. No consent, license, or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents.

     1.63 VIOLATION OF ORGANIZATIONAL DOCUMENTS.  The execution, delivery and
          -------------------------------------
performance of the Loan Documents will not violate the provisions of the Articles of Incorporation or By-Laws of Weeks

Corporation, GP Holdings or LP Holdings, or the partnership agreement or certificate of Borrower.

     1.64 CONFLICTS.  The execution, delivery and performance of the Loan
          ---------
Documents will not violate the provisions of any Mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Guarantor, or any combination thereof is a party, or which purports to be binding upon Borrower or any Guarantor or any combination thereof, or any of their respective properties or assets. No consent, approval, authorization, waiver or notice to any other person or entity is required for the execution, delivery and performance of the Loan Documents by Borrower and Guarantors, except for such consents, approvals, authorizations, and waivers which have been obtained, are unconditional and are in full force and effect, and such notices which have been given.

     1.65 TITLE.  Borrower and the Related Parties each has good and marketable
          -----
title to all of its respective properties, subject to the Permitted Encumbrances and the Liens permitted pursuant to Section 9.13.

     1.66 EXISTENCE OF LIENS.  No Mortgage, financing statement, notice of lien,
          ------------------
security agreement, or any other agreement or instrument creating or giving notice of a security interest in or an encumbrance, Lien, or charge against any property of Borrower or any Related Party is in existence or on file in any public office, except as permitted by Section 9.13.

     1.67 FINANCIAL CONDITION.  All financial statements and all other financial
          -------------------
information of Borrower and Weeks Corporation furnished to Administrative Agent or any Bank are complete and correct in all material respects and accurately reflect their respective financial conditions and the results of operations for the respective periods to which such statements relate. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or Weeks Corporation required to be reflected or disclosed therein that are not so reflected or disclosed therein or in the Notes thereto.

     1.68 LITIGATION.  There is no litigation, proceeding, or investigation
          ----------
pending or, to the knowledge of Borrower or Weeks Corporation, threatened, that is reasonably expected to result in any materially adverse change in the operations, properties or financial conditions of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone) or that question the validity of any action taken or to be taken by Borrower or Weeks Corporation pursuant to or in connection with the transactions contemplated by the Loan Documents, nor does Borrower or Weeks Corporation know or have any reasonable grounds to know the basis for the institution of any such litigation, proceeding or investigation.

     1.69 FOREIGN QUALIFICATIONS.  Borrower, Construction, Realty, Financing,
          ----------------------
Weeks Corporation, GP Holdings and LP Holdings are qualified to do business in all states where required by applicable law, except where the failure to be so qualified would not have a material adverse effect on Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone).

     1.70 TAX OBLIGATIONS.  Neither Borrower nor Weeks Corporation has knowledge
          ---------------
of any tax return required to be filed by them that has not been filed with the appropriate governmental agency or for which they have not received an extension beyond the date hereof; neither Borrower nor Weeks Corporation will be, as of the date of this Agreement, in default with respect to such filings. Borrower and Weeks Corporation have paid or will have paid as of the date of this Agreement all taxes now or then claimed to be due by any federal, state or local taxing authority. Except as otherwise disclosed to Administrative Agent pursuant to this Agreement, neither the Internal Revenue Service nor any other taxing authority is now asserting, or to the knowledge of Borrower or Weeks Corporation, has threatened to assert, any deficiency claim for additional taxes against them in any material amount, and no waivers of the Statute of Limitations have been granted to the Commissioner of Internal Revenue or any other taxing authority by Borrower or Weeks Corporation.

     1.71 CAPITAL STOCK.  All capital stock, debentures, bonds, Notes and all
          -------------
other securities of Borrower and each Related Party presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws.

     1.72 INSOLVENCY.  After giving effect to the execution and delivery of the
          ----------
Loan Documents and the making of the Loan, neither Borrower nor any Guarantor will be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in Section 101 of the United States Bankruptcy Code, as amended, or will be unable to pay its debts generally as such debts become due, or have an unreasonably small capital.

     1.73 MARGIN STOCK.  Neither Borrower nor Weeks Corporation is engaged
          ------------
principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, and no part of the proceeds of the Loan made pursuant to this Agreement will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors of the Federal Reserve System.

     1.74 FRANCHISES, LICENSES, ETC.  Borrower and each Related Party each
          -------------------------
possesses all franchises, certificates, licenses, permits and other authorizations from governmental or political authorities or subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its property and assets, and the absence of which would have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone). Neither Borrower nor any Related Party is in violation of any thereof which is reasonably expected to have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone).

     1.75 ERISA.  If Borrower or any Related Party is subject to any provision
          -----
of ERISA as of the date hereof or at any time during the term of this Agreement, then (a) each such member is in compliance with the requirements of ERISA with respect to each Employee Benefit Plan, where the failure so to comply would have a material adverse effect on the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone), (b) no fact, including, but not limited to, any Reportable Event exists in connection with any Employee Benefit Plan which, more likely than not, would constitute grounds for the termination of any such Plan by the PBGC or for the appointment by the appropriate United States District Court of a Trustee to administer any such Plan, where such termination would result in a material adverse change in the financial condition, operations, or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone), (c) no such member either maintains or contributes to any Employee Benefit Plan that has an "accumulated funding deficiency" (as defined in Section 412 of the Code) in an amount greater than $500,000, (d) no such member either maintains or contributes to any Employee Benefit Plan which has incurred any material liability to the PBGC (other than for premium payments due in the ordinary course of business, which premiums will be paid when due and payable), (e) no such member either maintains or contributes to any Employee Benefit Plan which has insufficient assets to qualify for a standard termination pursuant to Section 4041 of ERISA, (f) except as otherwise disclosed to Administrative Agent in writing, no such member is required pursuant to the terms of any applicable collective bargaining agreement to pay or accrue any contributions with respect to any Employee Benefit Plan that is a Multiemployer Plan and there has been no complete or partial withdrawal by any such member from any such Multiemployer Plan within the contemplation of MPPAA, (g) except as otherwise disclosed to Administrative Agent in writing, no such member either maintains or contributes to any Employee Benefit Plan that provides medical benefits, life insurance benefits or other welfare benefits as defined in Section 3(1) of ERISA (excluding health continuation coverage required under Section 601 of ERISA) for former employees of such member, (h) except as otherwise disclosed to Administrative Agent in writing, no such member either maintains or contributes to any non-qualified, unfunded deferred compensation plan, and (i) no such member or any fiduciary with respect to any Employee Benefit Plan has engaged in a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to any Employee Benefit Plan which is reasonably expected to have a material adverse effect on the financial condition, operations or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone).

     1.76 FINANCIAL STATEMENTS.  None of the financial statements delivered by
          --------------------
Borrower or Weeks Corporation to Administrative Agent or any Bank pursuant to this Agreement contains, as of the date of delivery thereof, any untrue statement of material fact nor do such financial statements and such written statements, taken as a whole, omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     1.77 MISREPRESENTATIONS.  No representation or warranty by Borrower or
          ------------------
Weeks Corporation made herein and no statement or certificate to be furnished to Administrative Agent or any Bank pursuant hereto in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                             ARTICLE VII
                                             -----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     In order to induce Administrative Agent, Syndication Agent, Documentation Agent and Banks to enter into the Loan Documents and to make the Loan contemplated hereby, Borrower and Weeks Corporation covenant and agree with Administrative Agent, Syndication Agent, Documentation Agent and Banks that from and after the date hereof, and so long as any Obligations remain outstanding or this Agreement remains in effect, that:

     1.78 LOCATION OF RECORDS.  Borrower and Weeks Corporation shall maintain
          -------------------
all their books and records at Borrower's chief executive office as set forth in this Agreement or at such other location in the State of Georgia disclosed in a written notice given by Borrower to Administrative Agent prior to moving said books and records to such other location.

     1.79 INSPECTION.  Borrower and Weeks Corporation shall permit each of
          ----------
Administrative Agent and any Bank, or any persons duly designated by it to call at their respective places of business at any reasonable time, and without hindrance or delay, to inspect, audit, check and make extracts from their respective books, records, journals, orders, receipts and any correspondence or other data relating to its business or any other transactions between or among the parties hereto.

     1.80 FINANCIAL AND OTHER INFORMATION.  Borrower and Weeks Corporation shall
          -------------------------------
furnish to Administrative Agent and each Bank the following financial information:

          (1) Quarterly, not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Weeks Corporation, unaudited financial statements of Weeks Corporation, including the accounts of Weeks Corporation and all Consolidated Entities reported on a consolidated basis in accordance with GAAP (subject to customary adjustments and the absence of notes thereto), as of the end of such quarter, including a balance sheet and detailed statement of profit and loss, in the form included by Weeks Corporation in its Quarterly Report on Form 10-Q filed in respect of such quarterly period with the SEC or otherwise in form reasonably acceptable to Administrative Agent and the Required Banks, all certified by Weeks Corporation's chief financial officer. Weeks Corporation's chief financial officer shall certify with respect to all such financial statements that the financial statements submitted (i) are in accordance with Borrower's and the Related Parties' books and records; (ii) present fairly in all material respects the financial position and results of operations as of and for the periods specified; (iii) set forth all material claims and liabilities, contingent or otherwise, required by GAAP to be disclosed therein; and (iv) fully disclose the existence of any Default hereunder, including the nature and period of existence thereof.

          (2) Not later than the date on which quarterly or annual financial statements are required to be delivered pursuant to Section 8.03(a) or 8.03(c), a certificate of Weeks Corporation's chief financial officer, in the form of Exhibit E, certifying compliance by Borrower and Weeks Corporation with this
---------
Agreement, including the financial covenants set forth in Article X as of the end of such quarter or year, as the case may be, and containing a computation evidencing compliance with such financial covenants as of such period and in accordance with GAAP. Said certificates shall also include a statement by such officer as to the outstanding principal balance of the Loan.

          (3) Annually, not later than one hundred twenty (120) days after the end of Weeks Corporation's fiscal year end, financial statements of Weeks Corporation, including the accounts of Weeks Corporation and all Consolidated Entities reported on a consolidated basis in accordance with GAAP, as of and for the period ending at such fiscal year end, including a balance sheet and detailed statement of profit and loss, in the form included by Weeks Corporation in its Annual Report on Form 10-K filed in respect of such annual period with the SEC or otherwise in form reasonably acceptable to Administrative Agent and the Required Banks, audited by an independent practicing certified public accountant of recognized national standing or otherwise reasonably acceptable to Administrative Agent and the Required Banks, together with an auditor's opinion of such accountant without material qualification.

          (4) On the due date therefor (taking into account any extensions granted by the SEC), or upon the filing thereof with the SEC, if sooner, all notices and reports filed by Borrower or any Related Party with the SEC.

          (5) From time to time (but not more frequently than quarterly) at Administrative Agent's or any Bank's request, summary reports on the net operating income of Income Properties, rent rolls and property level reports supporting the calculation of Annualized NOI, in form and content reasonably satisfactory to Administrative Agent or such Bank, as the case may be.

          (6) If requested by Administrative Agent or any Bank, quarterly, not later than forty-five (45) days after the end of each fiscal quarter of each Non-Consolidated Subsidiary, to the extent not disclosed in the consolidated financial statements of Weeks Corporation or the notes thereto, unaudited financial statements of each such Non-Consolidated Subsidiary, reported in accordance with GAAP (subject to customary adjustments and the absence of notes thereto), as of the end of such quarter, including a balance sheet and detailed statement of profit and loss, in form reasonably acceptable to Administrative Agent or such Bank, as the case may be, each certified by the chief financial officer of such Non-Consolidated Subsidiary. Such chief financial officer shall certify with respect to such financial statements that the financial statements submitted (i) are in accordance with such Non-Consolidated Subsidiary's books and records; (ii) present fairly in all material respects the financial position and results of operations as of and for the periods specified; and (iii) set forth all material claims and liabilities, contingent or otherwise, required by GAAP to be disclosed therein.

          (7) Such other or more frequent data, information, and reports with respect to Borrower or any Related Party as

Administrative Agent or any Bank may reasonably request from time to time.

     1.81 GOVERNMENTAL OBLIGATIONS.  Borrower and Weeks Corporation will pay and
          ------------------------
discharge promptly or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon them or upon their income or property, real, personal, or mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies), which, if unpaid, might by law become a lien or charge against said property; provided, however, that neither Borrower nor Weeks Corporation shall be required to pay any such tax, assessment, charge, levy, or claim if (a) the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, and if they shall have set aside on their books reserves (segregated to the extent required by sound accounting practice) deemed by Administrative Agent or Banks adequate with respect thereto, and by reason of such nonpayment no material property of Borrower or Weeks Corporation is subject to a material risk of loss or forfeiture, or (b) the amount of such unpaid taxes, assessments, governmental charges or levies, or other such claims not so paid or discharged does not exceed $250,000 in the aggregate and with respect to which they shall not have set aside reserves pursuant to the foregoing clause
(a).

     1.82 INSURANCE. Borrower and the Related Parties each shall maintain or
          ---------
cause to be maintained adequate and customary insurance with respect to its or their general operations and their real properties, including coverage for public liability, director's liability, casualty, business interruption, loss of rents and workers' compensation with financially sound and reputable insurers in such amounts as are customary in the case of firms of established reputations engaged in the same or a similar business and similarly situated.

     1.83 OPERATION OF PROPERTIES, INSPECTION.  Borrower and Weeks Corporation
          -----------------------------------
shall operate and maintain their material properties in good condition and repair (normal wear and tear, casualty and obsolescence excepted), shall not commit or suffer any waste to any of such properties or do or suffer to be done anything which would increase the risk of casualty to any of such properties or any part thereof or which would result in the cancellation of any insurance policy carried with respect to any of such properties. Borrower and Weeks Corporation shall comply promptly with all applicable laws, rules, ordinances, regulations, judgments, governmental determinations, restrictive covenants and easements affecting any of such properties or any part thereof (the REQUIREMENTS") and shall cause such properties to comply at all times and in
-------------
all respects with all Requirements, and shall at all times operate such properties, and perform any construction of any portion thereof, in all respects in accordance with all Requirements, except in each case where failure to do so would not have a material adverse effect on the financial condition, operations or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone). Borrower and Weeks Corporation shall promptly repair, restore or replace any part of such properties which may be damaged by fire or other casualty or which may be affected by any condemnation proceeding, except where such repair, restoration, or replacement is not, in the judgment of the Key Executives of Weeks Corporation, required for the operation of the business of Borrower or Weeks Corporation, as the case may be. Administrative Agent, Banks and any persons authorized by Administrative Agent and Banks shall have the right at all reasonable times and upon reasonable prior notice to inspect such properties, any improvements existing or being constructed thereon and all materials used or to be used in such improvements; provided, however, that nothing contained herein shall be deemed to impose upon Administrative Agent or Banks any obligation to undertake such inspections or any liability for the failure to detect or failure to act with respect to any defect which was or might have been disclosed by such inspections.

     1.84 PRESERVATION OF BUSINESS.  Borrower and Weeks Corporation shall take
          ------------------------
all appropriate action necessary to protect their businesses and assets consistent with normal practices and conduct their respective businesses in a sound and businesslike manner; Weeks Corporation, GP Holdings and LP Holdings each shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all its material rights; and Borrower, Development and Financing each shall do or cause to be done all things necessary to preserve and keep in full force and effect its partnership existence and its material rights.

     1.85 MAINTENANCE OF RECORDS.  Borrower and Weeks Corporation shall keep
          ----------------------
adequate records and books of accounts, in which complete entries will be made, reflecting all their respective financial transactions.

     1.86 NOTICE OF ADVERSE CHANGES.  Borrower and Weeks Corporation shall, as
          -------------------------
soon as possible, and in any event within five (5) Domestic Business Days after they become aware of the occurrence of a material adverse change in their businesses, properties, operations, or conditions (financial or other), including notice of (a) any default occurring with respect to any of their obligations owed to any other creditor where the total liability of Borrower or Weeks Corporation with respect thereto is in excess of $500,000, (b) acceleration of any part or demand for payment in full of any of their respective outstanding obligations in an amount in excess of $500,000 earlier than the scheduled date, or (c) Borrower's or Weeks Corporation's receiving notice of intent by any person, firm, corporation or any other entity to whom Borrower or Weeks Corporation is indebted in an amount in excess of $500,000 to declare any debt due, or determine that any provision of any agreement between such party and Borrower or Weeks Corporation has been violated, furnish to Administrative Agent and Banks a statement setting forth details of such material adverse change and the action that it proposes to take with respect thereto.

     1.87 NOTICE OF LITIGATION.  Borrower and Weeks Corporation shall promptly
          --------------------
notify Administrative Agent and Banks in the event of any legal action filed against Borrower or any Related Party which, if adversely determined, would have a material adverse effect on the financial condition or operations of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone).

     1.88 PAYMENT OF OBLIGATIONS.  Borrower and Weeks Corporation shall pay or
          ----------------------
cause to be paid the principal of, and, if any, the interest and premium on all indebtedness heretofore or hereafter incurred or assumed by them when and as the same shall become due and payable, unless such indebtedness be renewed or extended; and faithfully observe, perform and discharge all the covenants, conditions and obligations that are imposed upon them by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness is issued, and not permit the continuance of any act or omission that is, or the provisions thereof may be declared to be, a default in the payment of principal and interest, unless waived, pursuant to the provisions thereof; provided, however, that Borrower and Weeks Corporation shall not be
         --------
required to make any payment or to take any other action pursuant to this
Section 8.11 at any time while they shall be currently contesting in good faith by appropriate proceedings their obligations to make such a payment or to take such action, if they shall have set aside on their books, reserves (segregated to the extent required by sound accounting practices) deemed adequate with respect thereto; and provided further that this Section 8.11 shall not be
                     ----------------
applicable to (a) real property mortgage debt (held by parties other than Banks) on properties owned by entities which neither Weeks Corporation nor Borrower Control and in which Borrower and Weeks Corporation, in the aggregate, own less than a 50% beneficial interest, or (b) indebtedness outstanding in principal amounts aggregating less than $500,000.

     1.89 REIT STATUS.  Weeks Corporation shall at all times be and remain
          -----------
qualified as a real estate investment trust under the Code.

     1.90 COMPLIANCE WITH LAWS.  Borrower and Weeks Corporation shall conduct
          --------------------
and maintain their respective businesses in a regular manner and in compliance with all laws, regulations and ordinances, including but not limited to any applicable securities laws, zoning laws, ordinances and regulations affecting Borrower's and Weeks Corporation's operations, including but not limited to all Environmental Laws and ecological laws, ordinances and regulations, except where the failure to do so would not have a material adverse effect on the financial condition, operations or properties of Borrower and the Related Parties (all of the foregoing taken as a whole) or Borrower (standing alone).

     1.91 NOTICE OF EXERCISE OF REMEDIES UNDER MORTGAGES.  Borrower and Weeks
          ----------------------------------------------
Corporation shall give prompt written notice to Administrative Agent and Banks of the giving of a notice of any event of default under any Mortgage to which Weeks Corporation is or Borrower is a party by the holder thereof, or upon the holder of any such Mortgage taking any action to enforce its rights and remedies thereunder, including, without limitation, any self-help or judicial remedies with respect to collateral or any legal action to collect any indebtedness.

     1.92 MANAGEMENT.  Weeks Corporation and Borrower shall have management
          ----------
reasonably satisfactory to Administrative Agent and the Required Banks.

     1.93 DEPOSIT ACCOUNTS.  Weeks Corporation and Borrower shall maintain their
          ----------------
principal depository accounts with one or more Banks.

     1.94 INTERCOMPANY TRANSACTIONS.  Any and all transactions, agreements or
          -------------------------
undertakings of any nature whatsoever between Borrower or any Related Party, on the one hand, and any Affiliate of such Person, on the other hand, shall be arms-length and upon terms and conditions at least as favorable to Borrower or such Related Party, as the case may be, as could reasonably be obtained in a similar transaction with a party that is not an Affiliate of such Person.

     1.95 DEBT RATING.  Borrower shall give written notice to Administrative
          -----------
Agent promptly of any change in the Debt Rating.

                                                  ARTICLE IX
                                                  ----------

                              NEGATIVE COVENANTS
                              ------------------

     In order to induce Administrative Agent, Syndication Agent, Documentation Agent and Banks to enter into the Loan Documents and to make the Loan as contemplated hereby, Borrower and Weeks Corporation covenant and agree with Administrative Agent, Syndication Agent, Documentation Agent and Banks that from and after the date hereof, and so long as any Obligations remain outstanding or this Agreement remains in effect, without the prior written consent of the Required Banks:

     1.96 GUARANTIES.  Neither Weeks Corporation nor Borrower nor any other
          ----------
Subsidiary shall guarantee, endorse, become surety with respect to, become obligated under any partnership or joint venture, or otherwise become directly or contingently liable for, or in connection with, the obligations of any other person, firm, corporation, or any other entity pursuant to any Guaranties, except for the Permitted Guaranties.

     1.97 MERGER, CONSOLIDATION, ETC.  Neither Weeks Corporation nor Borrower
          --------------------------
nor any other Subsidiary shall enter into any merger, reorganization or consolidation, except with each other, or acquire in a single transaction a portfolio of properties (whether through the payment of cash, exchange of property, assumption of debt or the issuance or exchange of equity or debt securities) that, upon completion thereof, (a) shall, in the case of a merger, reorganization or consolidation, not result in Weeks Corporation or Borrower being the surviving entity; or (b) shall increase Total Asset Value by more than twenty percent (20%) of Total Asset Value prior to such transaction.

     1.98 DISPOSITION OF ASSETS.  Weeks Corporation, Borrower and the other
          ---------------------
Subsidiaries shall not in the aggregate sell or dispose of, during any twelve
(12) month period, Income Property having an aggregate book value in excess of five percent (5%) of Total Asset Value (except for sales occurring pursuant to the exercise of purchase options under lease agreements), nor shall Weeks Corporation and Borrower, on an aggregate basis, sell all or substantially all of their assets or take any action that would make it impossible for them to carry out their business as now conducted, nor shall Weeks Corporation or Borrower sell, transfer, or otherwise dispose of any assets other than (a) assets sold or otherwise disposed of in the ordinary course of business; (b) assets that are not in the judgment of the Board of Directors of Weeks Corporation required in the operation of the business of Borrower and that do not comprise a significant portion of Borrower's and Weeks Corporation's consolidated assets; and

(c) assets sold or otherwise disposed of as permitted in this Agreement, provided that nothing in this Section 9.03 shall prohibit the sale of real
--------
property to a tenant pursuant to a purchase option granted to such tenant.

     1.99 JUDGMENTS.  Weeks Corporation and Borrower shall not allow any number
          ---------
of judgments for the payment of money in excess of the aggregate sum of $1,000,000, excluding such judgments to the extent payment thereof is covered by insurance, to remain unsatisfied against Borrower or any Related Party for a period of thirty (30) consecutive days, unless execution thereof is stayed.

     1.000INDEBTEDNESS OF WEEKS CORPORATION AND BORROWER.  Neither Weeks
          ----------------------------------------------
Corporation nor Borrower shall incur, assume or otherwise become liable for any Indebtedness for Money Borrowed, except for Indebtedness for Money Borrowed that
                                 ------
constitutes (a) Indebtedness for Money Borrowed from Banks under this Agreement,
(b) Indebtedness for Money Borrowed, not to exceed the principal amount of $225,000,000 at any one time outstanding, from Banks (as defined in the Syndicated Credit Agreement) under the Syndicated Credit Agreement, (c) Indebtedness for Money Borrowed, not to exceed the principal amount of $30,000,000 at any one time outstanding, from Swing Bank under the Swing Credit Agreement, (d) unsecured Intercompany Debt, (e) Permitted Borrowings, (f) unsecured, non-revolving Indebtedness for Money Borrowed incurred by Weeks Corporation or Borrower in connection with the acquisition of Properties or an interest in a business enterprise, (g) other unsecured Indebtedness for Money Borrowed in an aggregate principal amount not to exceed $20,000,000 having a payment seniority no higher than that of the Loan, (h) secured Indebtedness for Money Borrowed not prohibited in accordance with Section 9.07, or (i) Indebtedness for Money Borrowed for which such Person shall have become obligated solely pursuant to a Permitted Guaranty.

     1.101INDEBTEDNESS OF SUBSIDIARIES.  No Subsidiary (other than Borrower, GP
          ----------------------------
Holdings and LP Holdings) shall incur, assume or otherwise become obligated for any Indebtedness for Money Borrowed, except for Indebtedness for Money Borrowed
                                     ------
that constitutes (a) Indebtedness outstanding on the date of this Agreement and described on Schedule 9.06, or any extension, renewal, modification or
             -------------
refinancing thereof, (b) Intercompany Debt, (c) secured Indebtedness for Money Borrowed not prohibited in accordance with Section 9.07, or (d) Indebtedness for Money Borrowed for which such Person shall have become obligated solely pursuant to a Permitted Guaranty.

     1.102SECURED INDEBTEDNESS.  Neither Weeks Corporation nor Borrower nor any
          --------------------
other Subsidiary (other than GP Holdings and LP Holdings) shall incur, assume or otherwise become obligated for secured Indebtedness for Money Borrowed, except
                                                                        ------
for secured Indebtedness for Money Borrowed that constitutes (a) Permitted

Mortgage Debt, (b) Permitted Tax Exempt Financings, (c) other secured Indebtedness for Money Borrowed (including purchase or non-purchase money debt secured by any real or personal property) that does not exceed, when aggregated with all other secured Indebtedness for Money Borrowed permitted under this Agreement solely by virtue of this subsection (c) of this Section 9.07, $20,000,000, or (d) secured Indebtedness for Money Borrowed for which such Person shall have become obligated solely pursuant to a Permitted Guaranty.

     1.103INDEBTEDNESS AND ACTIVITIES OF GP HOLDINGS AND LP HOLDINGS.  Neither
          ----------------------------------------------------------
GP Holdings nor LP Holdings shall (a) incur, assume or otherwise become obligated for any Indebtedness for Money Borrowed, except for such Indebtedness
                                                   ------
for Money Borrowed as may be incurred or assumed by GP Holdings solely by virtue of its status as the general partner of Borrower and the incurrence or assumption by Borrower of Indebtedness for Money Borrowed not prohibited by the terms and conditions of this Agreement, (b) hold any assets, except for its partnership interests in Borrower, (c) conduct any business activities, except activities related or incidental to its ownership of partnership interests in Borrower, or (d) derive any revenue, except from its ownership of partnership interests in Borrower.

     1.104DIVIDENDS AND DISTRIBUTIONS.  The aggregate sum (but without
          ---------------------------
duplication) of all dividends paid by Weeks Corporation and all distributions made by Borrower to its limited partners (excluding any special dividends and
                                          ---------
distributions representing the gain from the sale or disposition of Properties) shall not exceed 95% of Funds from Operations for any fiscal year of Weeks Corporation, unless such dividends or distributions are necessary in order to maintain the status of Weeks Corporation as a real estate investment trust under the Code or are necessary to allow Weeks Corporation or Borrower to make distributions so that Weeks Corporation will not incur federal income or excise tax.

     1.105ENVIRONMENTAL MATTERS.  Neither Weeks Corporation nor Borrower nor any
          ---------------------
other Subsidiary shall suffer an impairment of its assets which exceeds, when aggregated with all other such impairments of Weeks Corporation's or Borrower's assets, the sum of $20,000,000 in book value owing to environmental contamination or other environmental matters, including, without limitation, the violation of Environmental Laws or permits and the storage, treatment, transportation or disposal of Substances.

     1.106CHANGE IN CONTROL.  No Change in Control of Borrower or Weeks
          -----------------
Corporation shall occur, there shall be no transfer by Weeks Corporation of its ownership of any of the capital stock of GP Holdings, GP Holdings shall issue no capital stock to any Person other than Weeks Corporation, there shall be no transfer of any right, title or interest of GP Holdings in its general partner interest in Borrower, and no general partner shall be admitted to Borrower other than GP Holdings.

     1.107ADVANCES, LOANS AND OTHER RESTRICTED INVESTMENTS. Neither Weeks
          ------------------------------------------------
Corporation nor Borrower nor any other Subsidiary shall make any Restricted Investments, except (a) investments in and advances to Non-Consolidated Subsidiaries in an aggregate amount outstanding at any one time not to exceed ten percent (10%) of Total Asset Value, (b) investments in and advances to Non-Consolidated Ventures in an aggregate amount outstanding at any one time not to exceed ten percent (10%) of Total Asset Value, (c) investments in and advances to Consolidated Entities, (d) other loans, advances and extensions of credit constituting Intercompany Debt, (e) loans, advances or extensions of credit made under any incentive compensation plan approved by the Board of Directors of Weeks Corporation, (f) other loans, advances or extensions of credit to any Person, including its stockholders, partners, officers, or other executives, and other Restricted Investments that do not exceed in the aggregate the sum of $10,000,000 at any one time outstanding, and (g) deposits required by government agencies or public utilities.

     1.108LIENS.  Neither Weeks Corporation nor Borrower nor any other
          -----
Subsidiary shall create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of its respective Properties, whether now owned or hereafter acquired, except for (a) Permitted Encumbrances, (b) Mortgages
                    ------
securing Permitted Mortgage Debt or Permitted Tax Exempt Financings, and (c) other Liens securing Indebtedness for Money Borrowed not prohibited in accordance with Section 9.07.

                                             ARTICLE X
                                             ---------

                              FINANCIAL COVENANTS
                              -------------------

     In order to induce Administrative Agent, Syndication Agent, Documentation Agent and Banks to enter into the Loan Documents and to make the Loan contemplated hereby, Borrower and Weeks Corporation covenant and agree with Administrative Agent, Syndication Agent, Documentation Agent and Banks that from and after the date hereof, and so long as any amount remains outstanding on the Obligations or this Agreement remains in effect:

     1.109MINIMUM INTEREST COVERAGE RATIO.  The Interest Coverage Ratio shall
          -------------------------------
not be less than 2.00:1.00.

     1.110MINIMUM FIXED CHARGE COVERAGE RATIO.  The Fixed Charge Coverage Ratio
          -----------------------------------
shall not be less than 1.75:1.00.

     1.111  MAXIMUM LEVERAGE.  The Leverage Ratio shall not exceed 0.50:1.00.
            ----------------

     1.112  MAXIMUM UNSECURED DEBT. The Total Unsecured Debt shall not exceed
            ----------------------
either (a) 55% of the Unencumbered Property Value, or (b) 60% of the Unencumbered Property Value calculated with respect only to Property of Borrower.

     1.113  MAXIMUM SECURED DEBT.  The Total Secured Debt shall not exceed 35%
            --------------------
of Total Asset Value.

     1.114  MINIMUM DEBT YIELD.  At any Measurement Date, Total Annualized NOI
            ------------------
shall not be less than 13% of Total Interest Bearing Debt.

     All accounting terms used but not defined herein shall be used as defined under GAAP. All references to financial information and results of operations are intended to apply to Weeks Corporation and the Consolidated Entities on a consolidated basis.

                                  ARTICLE XI
                                  ----------

                                    DEFAULT
                                    -------

     Each of the following shall constitute a Default hereunder:

     1.115  NONPAYMENT OF OBLIGATIONS.  Failure of Borrower to make any payment
            -------------------------
 of principal or interest on the Obligations when due;

     1.116  OTHER MONETARY DEFAULTS. Failure of Weeks Corporation or Borrower or
            -----------------------
any other Subsidiary to make any payment when due, including payments of principal or interest (whether by acceleration or otherwise), or before the expiration of any applicable cure period, on any obligation of Weeks Corporation, Borrower or any other Subsidiary (other than the Obligations, any Permitted Mortgage Debt, or any Obligations (as defined in the Syndicated Credit Agreement), or any Swing Obligations (as defined in the Swing Credit Agreement)), the aggregate amount of which obligation (whether or not then due) exceeds $1,000,000, or there shall occur any event or condition which results in the acceleration of the maturity of such obligation (including, without limitation, any required mandatory prepayment or "put" to Weeks Corporation, Borrower or any other Subsidiary) or enables (with any requirement for the giving of notice or lapse of time or both having been satisfied) the holders of such obligation or any Person acting on their behalf to accelerate the maturity thereof (including, without limitation, any such mandatory prepayment or "put");

     1.117  DEFAULTS OF MATERIAL VENTURES.  Failure of any Material Venture to
            -----------------------------
make any payment when due, including payments of principal or interest (whether by acceleration or otherwise), or before the expiration of any applicable cure period, on any obligation of such Material Venture, the aggregate amount of which obligation (whether or not then due) exceeds $2,000,000, or there shall occur any event or condition which results in the acceleration of the maturity of such obligation (including, without limitation, any required mandatory prepayment or "put" to such Material Venture) or enables (with any requirement for the giving of notice or lapse of time or both having been satisfied) the holders of such obligation or any Person acting on their behalf to accelerate the maturity thereof (including, without limitation, any such mandatory prepayment or "put") or there should occur a default by any such Material Venture under any Mortgage securing any such obligation which default shall continue beyond any applicable cure period;

     1.118  BREACH OF WARRANTY OR REPRESENTATION.  Any representation or
            ------------------------------------
warranty made by Borrower or Weeks Corporation in the Loan Documents, or any other statement furnished at any time hereunder or in connection with the Loan Documents, is untrue in any material respect when made or furnished;

     1.119  BREACH OF COVENANTS.  Default by Borrower or Weeks Corporation
            -------------------
under, or in the observance or performance of any of the covenants contained in, this Agreement or the other Loan Documents;

     1.120  WEEKS REALTY PARTNERSHIP AGREEMENT DEFAULTS.  There shall occur a
            -------------------------------------------
material default by GP Holdings or LP Holdings in the performance of any of its respective obligations under the Weeks Realty, L.P. Partnership Agreement and such default shall continue beyond any applicable cure period;

     1.121  PERMITTED MORTGAGE DEBT DEFAULTS.  Default by Weeks Corporation or
            --------------------------------
Borrower under any Permitted Mortgage Debt or any Mortgage securing any Permitted Mortgage Debt which default shall continue beyond any applicable cure period and the aggregate amount of which Permitted Mortgage Debt (whether or not then due) exceeds $5,000,000, or there shall occur any event or condition which results in the acceleration of the maturity of such Permitted Mortgage Debt (including, without limitation, any required mandatory prepayment or "put" to Weeks Corporation or Borrower) or enables (with any requirement for the giving of notice or lapse of time or both having been satisfied) the holders of such Permitted Mortgage Debt or any Person acting on their behalf to accelerate the maturity thereof (including, without limitation, any such mandatory prepayment or "put");

     1.122  VOLUNTARY INSOLVENCY PROCEEDINGS.  The filing by Weeks Corporation,
            --------------------------------
Borrower or any other Subsidiary or any Material

Venture of a petition under any chapter of the Federal Bankruptcy Code, as amended, or of any proceeding seeking any relief under any other insolvency or debtor relief act or law, state or federal, now or hereafter existing;

     1.123  INVOLUNTARY INSOLVENCY PROCEEDINGS.  The filing against Weeks
            ----------------------------------
Corporation, Borrower or any other Subsidiary or any Material Venture of a petition under any chapter of the Federal Bankruptcy Code, as amended, or of any proceeding seeking any relief under any other insolvency or debtor relief act or law, state or federal, now or hereafter existing;

     1.124  VOLUNTARY RECEIVERSHIP.  The application by Weeks Corporation,
            ----------------------
Borrower or any other Subsidiary or any Material Venture for or the consent or acquiescence of such Person in the appointment of a receiver or trustee for all or a substantial part of any of their respective properties;

     1.125  INVOLUNTARY RECEIVERSHIP.  The involuntary appointment of a receiver
            ------------------------
or trustee for all or a substantial part of any property or assets of Weeks Corporation, Borrower or any other Subsidiary or any Material Venture, or the issuance of a warrant, attachment, execution or similar process against a substantial part of the property of any such Person;

     1.126  ASSIGNMENT FOR THE BENEFIT OF CREDITORS.  The making by Weeks
            ---------------------------------------
Corporation, Borrower or any other Subsidiary or any Material Venture of a general assignment for the benefit of creditors;

     1.127  INSOLVENCY. The inability of Weeks Corporation, Borrower or any
            ----------
other Subsidiary or any Material Venture, or the admission of any such Person in writing of its inability to pay such Person's debts generally as they mature;

     1.128  INTEREST RATE AGREEMENTS.  Default by Weeks Corporation, Borrower or
            ------------------------
any other Subsidiary or any Material Venture under any interest rate agreement or similar agreement between any such Person and Administrative Agent or any Bank relating to this Agreement shall occur, such default shall continue beyond any applicable cure period, and such default shall render such Person liable to pay the counterparty under such agreement a net amount in excess of $1,000,000;

     1.129  SYNDICATED TERM LOAN GUARANTIES.  The termination or revocation of
            -------------------------------
any Syndicated Term Loan Guaranty, the denial or disaffirmation by any Guarantor of its obligations under a Syndicated Term Loan Guaranty or any provision of a Syndicated Term Loan Guaranty, or any Syndicated Term Loan Guaranty shall otherwise cease to be in full force or effect;

     1.130  SYNDICATED CREDIT AGREEMENT.  Any Default  (as defined in the
            ---------------------------
Syndicated Credit Agreement) shall occur under the Syndicated Credit Agreement and shall not be cured within any applicable cure period; and

     1.131  SWING CREDIT AGREEMENT.  Any Swing Line Default (as defined in the
            --------------------
Swing Credit Agreement) shall occur under the Swing Credit Agreement and shall not be cured within any applicable cure period.

                                  ARTICLE XII
                                  -----------

                              RIGHTS AND REMEDIES
                              -------------------

     1.132  PRIOR TO DEFAULT.  Before or after the occurrence of a Default:
            ----------------
Administrative Agent and Banks may examine, audit or inspect Borrower's or Weeks Corporation's books and records at any reasonable time or times and may enter upon their respective premises for such purposes. Borrower and Weeks Corporation shall assist Administrative Agent and Banks in whatever way reasonably necessary to make each such examination, audit and inspection.

     1.133  UPON DEFAULT.  Upon the occurrence of any Default and the expiration
            ------------
of any applicable cure period: Administrative Agent shall, at the request of the Required Banks (a) terminate this Agreement and declare the Obligations, notwithstanding any provisions thereof, without demand or notice of any kind, immediately due and payable, whereupon the Obligations shall become immediately due and payable and may be collected forthwith; (b) perform any agreement of Borrower or Weeks Corporation hereunder or under any of the Loan Documents which such party shall fail to perform, and Borrower and Weeks Corporation agree to reimburse forthwith Administrative Agent and Banks for all expenses of Administrative Agent and Banks in connection with the foregoing, together with interest thereon at the Floating Rate from the date incurred until reimbursed; and (c) exercise from time to time any other rights and remedies available to it and the Banks under the Loan Documents and applicable law.

     1.134  CURE OF DEFAULTS.  Anything herein contained to the contrary
            ----------------
notwithstanding, the provisions of this Section 12.03 shall not apply to any Default consisting of a failure to comply with any Sections of Articles IX or X, to any Default consisting of a failure to repay the Notes on the Maturity Date, to any Default consisting of a failure to make any payment of principal on the Obligations when due, to any Default under Section 11.15, 11.16 or 11.17, or to any Default that is specifically excluded from any provision for cure of defaults pursuant to the terms of any other of the Loan Documents. In the event of the occurrence of a Default which consists of failure to make a payment of interest on the

Obligations when due, neither Administrative Agent nor any Bank will, on account of said Default, accelerate the maturity of any Obligations, exercise any other rights or remedies under the Loan Documents, or institute any court action under this Agreement or any of the Loan Documents if, within three (3) Domestic Business Days after the date of occurrence of said Default, Borrower makes such payment to Administrative Agent. In the event of the occurrence of a Default of a type set forth in Section 11.05 pertaining to covenants set forth in this Agreement or in the other Loan Documents, other than those covenants set forth in Articles IX and X hereof, neither Administrative Agent nor any Bank will, on account of said Default, accelerate the maturity of any Obligations, exercise any other rights or remedies under the Loan Documents, or institute any court action under this Agreement or any of the Loan Documents if (a) within thirty
(30) days after the earlier to occur of (i) the date written notice thereof has been given to Borrower by Administrative Agent, or (ii) the date a Key Executive otherwise has actual knowledge of any such Default, or (b) in the case of any covenants set forth in the other Loan Documents, within any applicable grace period provided for therein, Borrower fully cures said Default. Except as specifically set forth in this Section 12.03, no default notice or cure period shall be applicable with respect to the breach by Borrower or Weeks Corporation of any of their respective obligations under this Agreement or under any of the Loan Documents. This Section 12.03 shall not be applicable during the pendency of any bankruptcy proceedings affecting Borrower or any Guarantor.

     1.135  COSTS OF COLLECTION.  Borrower agrees to pay all costs of
            -------------------
Administrative Agent and Banks of collection of the Obligations and enforcement or rights hereunder, and, if collected by or through an attorney, reasonable attorneys' fees and also other legal and court expenses.

     1.136  SETOFF.  Borrower and Guarantors hereby agree that Administrative
            ------
Agent and any Bank may, upon the occurrence of a Default and during the continuance thereof, without notice, apply any balances, credits, deposits, accounts, monies or other indebtedness now or hereafter owing by any Bank to Borrower or any Guarantor in satisfaction of any Obligation then due and payable; provided, however, that nothing herein contained shall authorize or
         --------  -------
entitle Administrative Agent or any Bank to exercise any right of setoff against any accounts, monies, government securities, or other properties held by such Person under any escrow, trust, special purpose account, or similar arrangement established with such Person by Borrower or any Guarantor for the purpose of (a) implementing a "legal" defeasance, a "covenant" defeasance or an "in substance" defeasance of Debt of Weeks Corporation or Borrower or any Guarantor, or (b) maintaining security deposits of tenants of any of the Properties.

     1.137  SHARING OF COLLECTIONS.  Each Bank agrees that if it shall, by
            ----------------------
exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that if all or any portion of such payment received by the
      --------
purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank, as the case may be, the purchase price of such participation to the extent of such recovery, together with an amount equal to such other Bank's ratable share (according to the proportion of (a) the amount of such other Bank's required repayment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Borrower in the amount of such participation.

                                  ARTICLE XII
                                  -----------

                       FEES AND EXPENSES; INDEMNIFICATION
                       ----------------------------------

     1.139  FEES AND EXPENSES.  Borrower and Guarantors shall provide, at their
            -----------------
expense, to Administrative Agent all documents, instruments, assurances, and certificates as Administrative Agent may reasonably deem necessary to consummate the transactions contemplated hereby. Borrower and Guarantors shall be obligated, jointly and severally, to Administrative Agent to pay all reasonable fees, expenses and costs incurred by Administrative Agent in connection with the preparation, negotiation, and entering into of this Agreement and the other Loan Documents and the administration of the Loan, including any amendments or modifications thereto, whether incurred before, on or after the date of this Agreement, including, but not limited to, reasonable attorneys' fees and expenses. All the foregoing costs and expenses may, at the discretion of Administrative Agent and upon notice to Borrower, be charged to the Notes as advances thereunder. In the event Administrative Agent pays any of the costs or expenses under this Section 13.01, Borrower and Weeks Corporation shall reimburse Administrative Agent promptly upon demand, and all such sums shall bear interest at the Default Rate set forth in Section 2.12.

     1.139  ADMINISTRATIVE AGENT'S OPERATIONS FEE.  In addition to the fees and
            -------------------------------------
expenses payable by Borrower pursuant to Section 13.01 and any other provision of this Agreement or the other Loan Documents, Borrower agrees to pay to Administrative Agent, for its sole account, in consideration of its administration of the transactions evidenced by this Agreement and its performance of services hereunder, those fees provided for and calculated as set forth in the Mandate Letter, including an annual Administrative Agent's Operations Fee. The Administrative Agent's Operations Fee shall be due and payable in advance, for each year (or part thereof) during which any of the Obligations are outstanding, on the date of this Agreement and on each anniversary date thereof, and shall be fully earned and nonrefundable when paid.

     1.140  AMENDMENT, WAIVER AND PREPAYMENT FEES.  In addition to the fees and
            -------------------------------------
expenses payable by Borrower pursuant to Section 13.01 and any other provision of this Agreement or the other Loan Documents, Borrower agrees to pay to Administrative Agent, for its sole account, as compensation for administrative and other services in connection therewith, (a) a fee in the minimum amount of $5,000 (or such greater reasonable amount as may be charged by Administrative Agent) upon each request by Weeks Corporation or Borrower for any amendment to, or waiver of, any term or condition set forth in this Agreement or any of the other Loan Documents, except for such a request, if any, which Administrative Agent shall determine in good faith shall impose no more than an insignificant administrative, financial or other burden on Administrative Agent, and (b) a fee in such reasonable amount as may be charged by Administrative Agent (not to exceed $3,000) upon any prepayment of the Loan made pursuant to the provisions of Section 2.10, if such prepayment is not made on the last day of the Interest Periods applicable to the LIBOR Rate Tranches, if any, which fee shall be due and payable upon the making of any such prepayment and shall be fully earned and nonrefundable when paid.

     1.141  INDEMNIFICATION.  At all times prior to and after the consummation
            ---------------
of the transactions contemplated by this Agreement, Borrower and Guarantors, jointly and severally, agree to hold harmless Banks, Administrative Agent, their respective directors, officers, employees, agents, affiliates, successors and assigns from and indemnify Banks, Administrative Agent, their respective directors, officers, employees, agents, affiliates, successors and assigns, against all demands, loss, damages, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) actually incurred by any of the foregoing, whether direct or indirect, as a result of or arising from or relating to any claim for relief or cause of action made, brought, asserted or threatened by any entity, asserting a claim for any legal or equitable remedy against any person under any statute, or regulation or as a matter of law, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, the other Loan Documents, any of the transactions contemplated by this Agreement, or use of any proceeds of the Loan, except to the extent such losses, damages, costs or expenses are due to the wilful misconduct or gross negligence of, or breach of this Agreement by Administrative Agent, Banks, or any such indemnitee. At the request of Administrative Agent and any Bank, Borrower and Guarantors, jointly and severally, will indemnify any assignee to whom any Bank transfers or sells all or any portion of its interest in the Loan or participations therein on terms substantially similar to the terms set forth above. Administrative Agent and Banks shall not be responsible or liable to any entity for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby.

                                  ARTICLE XIV
                                  -----------

                                 MISCELLANEOUS
                                 -------------

     1.142  CUMULATIVE RIGHTS; NON-WAIVER.  No delay or omission by
            -----------------------------
Administrative Agent or any Bank to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default, or acquiescence therein, and every right, power and remedy given by this Agreement to Administrative Agent or Banks may be exercised from time to time and as often as may be deemed expedient by Administrative Agent or any Bank. No consent or waiver, expressed or implied, by Administrative Agent or Banks to or of any Default shall be deemed or construed to be a consent or waiver to or of any other Default. No delay, indulgence, departure, act or omission by Administrative Agent or Banks or any holder of any of the Notes shall release, discharge, modify, change or otherwise affect the original liability under the Notes or any other obligation of Borrower, or any maker, surety or Guarantor, or preclude Administrative Agent or Banks from exercising any right, privilege or power granted herein or alter the security title, security interest or lien hereof. Administrative Agent or Banks may at any time, without notice to or further consent from Borrower, surrender or substitute any property or other security of any kind or nature whatsoever securing the Obligations or release any Guarantor, and no such action will release Borrower's obligations hereunder or alter the effect hereof. No right, power or remedy conferred upon or reserved to Administrative Agent or Banks hereunder is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Loan Documents or now or hereafter existing at law, in equity or by statute.

     1.143  NO OBLIGATION TO THIRD PARTIES.  The Loan Documents are made solely
            ------------------------------
for the benefit of Guarantors, Borrower, Administrative Agent, Syndication Agent, Documentation Agent, each Bank and their respective successors and assigns. No other party whatsoever shall have standing to bring any action as the result of the Loan Documents, or to assume that Administrative Agent or any Bank will exercise any remedies provided herein, and no party other than Administrative Agent and each Bank, their respective successors and assigns, shall be deemed to be a beneficiary of any right or remedy provided by the Loan Documents in favor of such parties, any and all of which may be freely waived in whole or in part by Administrative Agent or Banks, in accordance with the terms and conditions of this Agreement. Nothing contained in this Section 14.02 is intended to deprive Borrower of the benefit of any covenant by Administrative Agent and each Bank in favor of Borrower contained in the Loan Documents.

     1.144  SUCCESSORS AND ASSIGNS.
            ----------------------

            (1) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Borrower may not assign or otherwise transfer any of
         --------
their rights under this Agreement.

            (2) Any Bank may at any time sell to one or more persons (each a "PARTICIPANT") participation interests in any Loan owing to such Bank any Note
 -----------
held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participation interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and Borrower and Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder, except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the Loan, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the Loan, (iii) the change of the principal of the Loan, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loan, or (vi) the release of any Guaranty given to support payment of the Loan. Each Bank selling a participation interest in any Loan, Note, Commitment or other interest under this Agreement shall, within ten
(10) Domestic Business Days of such sale, provide Borrower and Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.

            (3) Any Bank may at any time assign to one or more banks or financial institutions (each an "ASSIGNEE") all or a proportionate part of its
                                 --------
rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and Administrative Agent, provided that (i) no interest may be
                                          --------
sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) no interest may be sold by a Bank pursuant to this paragraph (c) without the written consent of Administrative Agent, which consent shall not be unreasonably withheld, (iii) if a Bank is assigning only a portion of its Commitment, then the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iv) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the written consent of Borrower, which consent shall not be unreasonably withheld, and (v) a Bank may not, at any one time, have more than two (2) Assignees that are not Banks immediately prior to such assignment. Upon
(A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, Administrative Agent and Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to Borrower and Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment by the transferor Bank of a processing and recordation fee of $2,500 to Administrative Agent, for its sole account, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by Borrower, Banks or Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

            (4) Borrower authorizes Administrative Agent and each Bank to disclose to any Participant or Assignee (each a "TRANSFEREE") and any
                                                 ----------
prospective Transferee any and all financial information in such Administrative Agent's or Bank's possession concerning Borrower which has been delivered to such Administrative Agent or any Bank by Borrower or Administrative Agent pursuant to this Agreement or which has been delivered to such Administrative Agent or any Bank by Borrower in connection with such

Administrative Agent's or such Bank's credit evaluation prior to entering into this Agreement, provided that such Transferee or prospective Transferee agrees
                --------
to take reasonable actions to preserve the confidentiality of any such confidential financial information disclosed.

            (5) Anything in this Section 14.03 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of its ratable share of the Loan and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned
                           --------
share of the Loan and/or obligations made by Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned share of the Loan and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

     1.145  GOVERNING LAW.  This Agreement is entered into in the State of
            -------------
Georgia, and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with, the laws of the State of Georgia.

     1.146  SURVIVAL OF OBLIGATIONS.  All representations, warranties and
            -----------------------
covenants contained herein shall survive the Closings and the execution and delivery of the Notes or any other documents contemplated hereby.

     1.147  ENTIRE AGREEMENT.  This Agreement (together with the provisions of the Mandate Letter relating to fees payable to Administrative Agent) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

     1.148  INVALIDITY.  Any provision of this Agreement that is prohibited or
            ----------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     1.149  HEADINGS. Article and Section headings used in this Agreement are
            --------
for convenience of reference only and are not part of this Agreement for any other purpose.

     1.150  CHANGES IN FORMS.  Administrative Agent reserves the right to make
            ----------------
reasonable changes in the forms of all certificates and other documents to be executed and delivered to any Bank or

Administrative Agent by Borrower or Weeks Corporation hereunder.

     1.151  NOTICES.  Any notice, payment, demand or communication required or
            -------
permitted to be given by the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to a party or to an officer of the party to whom the same is directed, or if sent by facsimile transmission or by United States Mail, first class postage and charges prepaid, addressed or transmitted to such party at the following address or facsimile number, or to such other address or facsimile number as shall be furnished in writing by any party to the other, pursuant to the provisions hereof:

     If to Borrower, to:      WEEKS REALTY, L.P.
                              c/o Weeks Corporation
                              4497 Park Drive
                              Norcross, Georgia  30093
                              Attn:  Chief Financial Officer
                              Facsimile No.: (770) 717-2479

     with a copy to:          King & Spalding
                              191 Peachtree Street, N.E.
                              Atlanta, GA 30303-1740
                              Attn: William B. Fryer, Esq.
                              Facsimile No.: (404) 572-5100

     and with a copy to:      Weeks Corporation
                              4497 Park Drive
                              Norcross, Georgia  30093
                              Attn: Elizabeth C. Belden, Esq.
                                    Corporate Counsel
                              Facsimile No.:  (770) 717-2479

     If to Weeks Corporation,
     to:                      Weeks Corporation
                              4497 Park Drive
                              Norcross, Georgia  30093
                              Attn: Chief Financial Officer
                              Facsimile No.: (770) 717-2479

     If to Weeks GP
     Holdings, Inc., to:      Weeks GP Holdings, Inc.
                              c/o Weeks Corporation
                              4497 Park Drive
                              Norcross, Georgia 30093
                              Attn: Chief Financial Officer
                              Facsimile No.: (770) 717-2479

     If to Weeks LP
     Holdings, Inc., to:      Weeks LP Holdings, Inc.
                              c/o Weeks Corporation
                              4497 Park Drive
                              Norcross, Georgia 30093
                              Attn: Chief Financial Officer
                              Facsimile No.: (770) 717-2479

     If to a Bank, to:        The address or facsimile number set forth opposite
                              its name on the signature pages hereof

     If to Administrative
     Agent, to:               Wachovia Bank, N.A.
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303
                              Attn: Steven B. Wood
                                    Vice President
                              Facsimile No.: (404) 332-4066

     with a copy to:          Wachovia Corporate Services, Inc.
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia  30303
                              Attn: Corporate Finance Department
                              Facsimile No.: (404) 332-4005

     and with a copy to:      Smith, Gambrell & Russell, LLP
                              Suite 3100, Promenade II
                              1230 Peachtree Street, N.E.
                              Atlanta, Georgia 30309
                              Attn: Ronald E. Barab, Esq.
                              Facsimile No.: (404) 815-3509

     If to Syndication
     Agent, to:               First Union National Bank
                              One First Union Center, NC 01 56
                              Charlotte, North Carolina  28288
                              Attn: John Schissel
                                    Vice President
                                    REIT Banking Group
                              Facsimile No.: (704) 383-6205

     If to Documentation
     Agent, to:               NationsBank, N.A.
                              600 Peachtree Street, N.E.
                              6th Floor, GA 1-006-6-25
                              Atlanta, Georgia 30308
                          Attn: Kevin M. Brown
                                     Vice President
                              Facsimile No.: (404) 607-4145

Any such notice shall be deemed given as of the date so delivered personally or sent by facsimile transmission (with confirmation of completed transmission), or five (5) days after the date on which same was deposited, first class postage prepaid, in a regularly maintained receptacle for the deposit of United States Mail, addressed as aforesaid.

     1.152  AMENDMENTS AND WAIVERS.  (a) Any provision of this Agreement, the
            ----------------------
Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed ("signed," as used in this
Section 14.11, shall include, without limitation, signatures received by facsimile transmission followed by a signed original) by Borrower and the Required Banks (and, if the rights or duties of Administrative Agent are affected thereby, by Administrative Agent); provided that no such amendment or
                                            --------
waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on the Loan or any fees (other than fees payable solely to Administrative Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on the Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of any Bank which shall be required for Banks or any of them to take any action under this Section 14.11 or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release any Syndicated Term Loan Guaranty, (viii) change the definition of Required Banks,
(ix) change the substance of the Debt Rating Table, or (x) change this Section 14.11.

            (b) Neither Weeks Corporation nor Borrower will obtain from any Bank its written agreement to waive or amend any of the provisions of this Agreement except through Administrative Agent, and Administrative Agent shall be supplied by Weeks Corporation or Borrower with sufficient information to enable Banks to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by Borrower to Administrative Agent forthwith following the date which the same shall have been executed and delivered by the requisite percentage of Banks. Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement, unless such remuneration is concurrently paid, on the same terms, ratably to all Banks, provided that the provisions of this Section 14.11(b) shall not impair or in
--------
any way affect Borrower's obligations to pay, and

Administrative Agent's entitlement to collect, the fees provided for in Section
13.03 upon any request by Borrower for a waiver or amendment.

     1.153  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
            -------------------

     1.154  EXECUTION IN COUNTERPARTS.  This Agreement and any amendment hereof
            -------------------------
or waiver of any provision hereof may be executed in multiple counterparts, each of which shall be treated as an original, but all of which shall constitute one and the same agreement, amendment or waiver, as the case may be.

     1.155  ATTORNEYS' FEES.  All references to attorneys' fees or reasonable
            ---------------
attorneys' fees in this Agreement or in any of the Loan Documents shall mean actual attorneys' fees incurred by a Bank or Administrative Agent without reference to any statutory presumption as to the amount thereof.

     1.156  CONFIDENTIALITY.  Each of Banks, Administrative Agent, Syndication
            ---------------
Agent and Documentation Agent agrees to exercise commercially reasonable efforts to keep any information delivered or made available to it by Weeks Corporation or Borrower confidential from anyone other than persons employed or retained by it who are or expected to become engaged in evaluating, approving, structuring or administering the Loan; provided that nothing herein shall prevent any Bank,
                           --------
Administrative Agent, Syndication Agent or Documentation Agent from disclosing such information (a) to any other Bank, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over it, (d) which has been publicly disclosed without breach of these or any other applicable confidentiality provisions, (e) to the extent reasonably required in connection with any litigation to which any Bank or Banks may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to its legal counsel and independent auditors (each of whom it agrees to advise as to the confidential nature of such information) and (h) to any actual or proposed Transferee of all or a part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 14.15; provided that should
                                                     --------
disclosure of any such confidential information be required by virtue of the preceding clause (b) or clause (e), the relevant Bank, Administrative Agent, Syndication Agent or Documentation Agent shall promptly notify Borrower of same; provided, further, that neither any Bank nor Administrative Agent nor
--------  -------
Syndication Agent nor Documentation Agent shall be required to delay compliance with any directive to disclose any such information so as to allow Weeks Corporation or Borrower to effect any action seeking to prevent such disclosure.

     1.157  REPRESENTATIONS BY BANKS.  Each of Banks hereby represents that (a)
            ------------------------
it is a commercial lender or financial institution which makes commercial loans in the ordinary course of its business and that it will make its ratable share of the Loan for its own account in the ordinary course of such business; provided that, subject to Section 14.03, the disposition of the Note or Notes
--------
held by it shall at all times be within its exclusive control, and (b) no part of the funds to be used by it to fund its ratable share of the Loan constitutes or will constitute (i) assets allocated to any separate account maintained by it in which any employee benefit plan (or its related trust) has any interest nor
(ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     1.158  MISCELLANEOUS.  The Loan Documents shall inure to the benefit of and
            -------------
be binding upon Borrower, Guarantors, Banks, Administrative Agent, Syndication Agent, Documentation Agent and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, subject to all restrictions on transfer herein or in the other Loan Documents. Neither the Loan Documents nor the proceeds of the Loan contemplated by the Loan Documents may be assigned by Borrower without the prior consent of Banks, which may be given or withheld at the discretion of Banks. The Loan Documents may be discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such discharge or termination is sought. Nothing contained in the Loan Documents shall be construed to create an agency, partnership or joint venture between Borrower and Banks. Wherever in the Loan Documents it is indicated that the approval, consent or determination of Banks is to be given or made at the option or in the discretion or judgment of Banks, then such Banks, or any of them, may grant or withhold such approval or consent or make such determination without restriction in its sole and absolute discretion. The obligations of Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to Banks limiting rates of interest which may be charged or collected by Banks. In the event that any such payment in excess of the maximum rate of interest allowed by applicable law is inadvertently paid by Borrower or inadvertently received by the Banks, the amount in excess of the maximum rate of interest allowed by applicable law shall be credited as a payment of principal, unless Borrower shall notify the Banks in writing that Borrower elects to have such excess sum returned to it forthwith. All exhibits referred to in the Loan Documents are by such reference incorporated into the Loan Documents as if fully set forth therein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

                              BORROWER:
                              --------

                              WEEKS REALTY, L.P.

ATTEST:                       BY:   WEEKS GP HOLDINGS, INC., its
                                    sole General Partner


_________________________           By:______________________(Seal)
                Secretary
                                       Its:_______________________
    [CORPORATE SEAL]

                              GUARANTORS:
                              ----------

ATTEST:                       WEEKS CORPORATION

_________________________     By:_________________________________
                Secretary
                                 Its:_____________________________
     [CORPORATE SEAL]

ATTEST:                       WEEKS GP HOLDINGS, INC.

_________________________     By:___________________________
                Secretary
                                 Its:_______________________
     [CORPORATE SEAL]
ATTEST:                       WEEKS LP HOLDINGS, INC.

_________________________     By:___________________________
                Secretary
                                 Its:_______________________
     [CORPORATE SEAL]


                              ADMINISTRATIVE AGENT:
                              --------------------

                              WACHOVIA BANK, N.A.,
                              as Administrative Agent


                              By:________________________________

                                 Its:____________________________

                                              [BANK SEAL]

                              SYNDICATION AGENT:
                              -----------------

                              FIRST UNION NATIONAL BANK,
                              as Syndication Agent


                              By:________________________________

                                 Its:____________________________

                                             [BANK SEAL]


                              DOCUMENTATION AGENT:
                              -------------------

                              NATIONSBANK, N.A.,
                              as Documentation Agent


                              By:________________________________

                                 Its:____________________________

                                             [BANK SEAL]



                              BANKS:
                              -----

Commitment Share:             WACHOVIA BANK, N.A.
23.52941176%

Address:                      By:________________________________
191 Peachtree Street, N.E.
Atlanta, GA  30303               Its:____________________________
                                 Date:
                                             [BANK SEAL]


Commitment Share:             FIRST UNION NATIONAL BANK
17.64705882%

Address:                      By:________________________________
One First Union Center
NC 01-56                         Its:____________________________

Charlotte, NC  28288             Date:
                                             [BANK SEAL]


Commitment Share:             NATIONSBANK, N.A.
23.52941176%

Address:                      By:________________________________
600 Peachtree Street, N.E.
6th Floor                        Its:____________________________
GA 1-006-6-25                    Date:
Atlanta, GA 30308                            [BANK SEAL]


Commitment Share:             COMMERZBANK A.G. - ATLANTA AGENCY
23.52941176%

Address:                      By:________________________________
2 World Financial Center
New York, NY  1281-1050          Its:____________________________

                              By:________________________________

                                 Its:____________________________
                                 Date:
                                             [BANK SEAL]


Commitment Share:             SUNTRUST BANK, ATLANTA
11.76470588%

Address:                      By:________________________________
9th Floor, 50 Hurt Plaza
Atlanta, GA  30302               Its:____________________________
                                 Date:
                                             [BANK SEAL]

SCHEDULE 2


                              COMMITMENT
BANK                            SHARE         COMMITMENT
----                              -----       ----------
Wachovia Bank, N.A.           23.52941176%   $20,000,000.00

First Union National Bank     17.64705882%   $15,000,000.00

NationsBank, N.A.             23.52941176%   $20,000,000.00

Commerzbank A.G. -
  Atlanta Agency              23.52941176%   $20,000,000.00

SunTrust Bank, Atlanta        11.76470588%   $10,000,000.00
                             ------------    --------------

TOTAL:                       100.00000000%   $85,000,000.00

SCHEDULE 9.06
WEEKS CORPORATION
UNSECURED DEBT AS OF NOVEMBER 1, 1998

                                                BALANCE    INTEREST    FIXED/             MATURITY    BALANCE AT
         LENDER                 BORROWER        1/NOV/98     RATE     VARIABLE    TYPE      DATE       MATURITY
---------------------------------------------------------------------------------------------------------------
Wilma South Corporation    Weeks Tradeport LP  $2,000,000    7.00%      Fixed    Interest  27/Oct/00  $2,000,000
                                                                                 Only
---------------------------------------------------------------------------------------------------------------